PROSPECTUS

TRILOMA EIG ENERGY INCOME FUND—TERM I

Investment Objectives. Triloma EIG Energy Income Fund—Term I (the "Fund"), formerly known as Triloma EIG Global Energy Term Fund I, is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is primarily to provide shareholders with current income; as secondary investment objectives, the Fund will seek to provide capital preservation and, to a lesser extent, long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies. The Fund seeks to achieve its investment objectives by investing primarily in a global portfolio of privately originated energy company and project debt. The Fund will invest on a global basis primarily in companies and projects located in the United States, Canada, Western Europe, Australia and Latin America. The Fund intends to invest a portion of its assets in companies and projects located outside the United States. The Fund expects that a substantial portion of its portfolio will consist of senior and subordinated debt, which may take the form of corporate or project loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by yield enhancements. These yield enhancements are typically expected to include royalty interests in mineral, oil and gas properties, warrants, options, net profits interests, cash flow participations or other forms of equity participation. The investment approach involves identifying companies or projects that have hard assets with a long useful life, and the portfolio is expected to include primarily floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund may separately invest in common or preferred stock of energy companies. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt and equity investments of energy companies and projects. The Fund will often structure certain investments at the project-level, as opposed to the corporate-level. A project-level investment may involve the transfer of certain company assets to a special purpose vehicle for one or more business reasons, including to facilitate the segregation of assets and liabilities and/or the perfection of a security interest in the relevant assets of the project. We broadly define the energy company and project investment sub-sectors as follows: (i) upstream; (ii) midstream; (iii) downstream; (iv) power; (v) renewables; (vi) resources; (vii) infrastructure; and (viii) other energy. For a further discussion of the Fund's principal investment strategies, see "Investment Objectives, Opportunities and Strategies" at page 25.

The Advisors. Triloma Energy Advisors, LLC ("Triloma"), the Fund's investment advisor, is responsible for the overall management of the Fund's activities. EIG Credit Management Company, LLC ("EIG"), the Fund's investment sub-advisor, has primary responsibility for the day-to-day management of the Fund's investment portfolio, including sourcing, diligence and negotiation of deals. Each of Triloma and EIG is a private investment firm that is registered as an investment advisor with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The investment process is a collaborative effort between Triloma and EIG and the applicable investment committee of each Advisor must approve all Fund portfolio investments.

Unlisted Closed-End Fund. An investment in the Fund is subject to the following risks:

•  An investment in the common shares of the Fund ("Shares") is not suitable for investors if they need access to the money they invest. Shareholders of the Fund ("Shareholders") should consider that they may not have access to the money they invest for an indefinite period of time.

•  Unlike investors in most closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs.

•  Although the Fund has implemented a share repurchase program, it may be discontinued at any time and only a maximum of 2.5% of Shares outstanding per quarter are eligible for repurchase at one time. See "Share Repurchase Program."

•  The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•  Distributions also may be funded in significant part from EIG's payment of certain Fund expenses that will be subject to future repayment by the Fund, thus reducing the amounts available for distribution to future Shareholders. EIG may discontinue paying certain Fund expenses in the future, which could adversely affect the Fund's future distributions.

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•  Because the Fund is recently-organized with limited operating history, its common Shares have limited pricing or performance history.

•  If a Shareholder is unable to sell his or her Shares, the Shareholder will be unable to reduce his or her exposure in any market downturn.

•  The Fund does not intend to list its Shares on any securities exchange and does not expect any secondary market to develop in the Shares in the foreseeable future, which makes them inherently illiquid.

Investing in Shares involves a high degree of risk. See "Types of Investments and Related Risks" beginning on page 35 of this prospectus.

	Per Share	Total
Public Offering Price(1)	$26.32	$1,052,800,000
Sales Load(2)	$1.32	$52,800,000
Proceeds to the Fund (Before Expenses)(3)	$25.00	$1,000,000,000

  (1)  Assumes all Shares are sold at the current public offering price per Share, which is subject to adjustment based upon, among other things, our net asset value ("NAV") per Share. The price per Share in this table has been rounded to the nearest cent, thus the purchase price details on your confirmation statement may differ from the price per Share above.

  (2)  The stated minimum initial investment by an investor in the Fund is $5,000, which stated minimum may be reduced for certain investors. Each Shareholder (as defined herein) will pay a sales load of up to 5% of the public offering price of Shares (as defined herein) sold in the offering. The table assumes the maximum sales load is charged. See "Plan of Distribution—Compensation of Dealer Manager and Participating Broker-Dealers."

  (3)  Assumes all shares currently registered are sold in the continuous offering. EIG has agreed to pay the Fund's operating expenses (including organizational and offering expenses) to ensure that the Fund bears a reasonable level of expenses in relation to its income. Pursuant to an expense support and reimbursement agreement entered into by EIG with the Fund (the "Expense Support and Reimbursement Agreement"), the Fund will be obligated to reimburse EIG for any such payments over a three-year period from the date the relevant Fund expenses were incurred, subject to various conditions based on levels of Other Operating Expenses and distributions. See "Fund Expenses."

Securities Offered. The Fund is offering on a continuous basis up to 40,000,000 Shares. Triloma Securities, LLC acts as the dealer manager for the Fund's offering of Shares on a best efforts basis, subject to various conditions. See "Plan of Distribution." The minimum initial investment is $5,000.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated September 6, 2017 (the "Statement of Additional Information"), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information, the Fund's annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at 201 North New York Avenue, Suite 200, Winter Park, FL 32789, by calling the Fund collect at (407) 636-7115 or by accessing the Fund's website at www.trilomaenergy.com/term. The table of contents of the Statement of Additional Information appears on page 95 of this prospectus. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC's website (http://www.sec.gov). The address of the SEC's website is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 6, 2017.

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

Unless otherwise noted, the terms "we," "us," "our," and "Fund" refer to Triloma EIG Energy Income Fund—Term I. "TFG" and "Triloma Financial Group" refer to Triloma Financial Group, LLC. We refer to Triloma Energy Advisors, LLC as "Triloma" and Triloma Securities, LLC as "Triloma Securities" or the "Dealer Manager." We refer to EIG Global Energy Partners, LLC, which conducts its advisory business through a group of affiliated advisors, as "EIG Partners" and to EIG Credit Management Company, LLC as "EIG." Triloma and EIG serve as our investment advisor and sub-advisor, respectively, and are collectively referred to as the "Advisors."

THE FUND

Triloma EIG Energy Income Fund—Term I is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. Effective November 16, 2016, the Fund changed its name from Triloma EIG Global Energy Term Fund I to Triloma EIG Energy Income Fund—Term I.

THE ADVISOR	Triloma, the Fund's investment advisor, is responsible for the overall management of the Fund's activities. Triloma is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act").
Triloma is a subsidiary of Triloma Financial Group, a private investment management firm providing individuals with a unique approach to alternative investment opportunities. Its business is organized into investment management and capital markets activities. TFG manages and sponsors a group of private and publicly-offered investment programs focused on private equity, real estate and energy investments. The team has experience and deep relationships in the broker-dealer community allowing for a streamlined process to bring the individual investor unique investment opportunities that typically have been available only to institutional investors.
THE SUB-ADVISOR	EIG, the Fund's investment sub-advisor, has primary responsibility for the day-to-day management of the Fund's investment portfolio. EIG is registered as an investment advisor with the SEC under the Advisers Act.
EIG is an indirect subsidiary of EIG Partners, an investment firm specializing in private investments in energy and energy-related infrastructure projects on a global basis, with approximately $14.7 billion under management as of June 30, 2016. EIG is an indirect subsidiary of EIG Partners, an investment firm specializing in private investments in energy and energy-related infrastructure projects on a global basis, with approximately $15.1 billion under management as of March 31, 2017. EIG Partners has offices and professionals in Washington, DC, Houston, Hong Kong, London, Sydney, Seoul and Rio de Janeiro. EIG Partners has been an active investor in the energy market on a continuous basis since 1982. EIG Partners prides itself on being a niche investor with a singular focus on energy and energy-related infrastructure with the experience and in-house technical expertise to invest across the entire capital structure and throughout the energy value chain on a global basis.

INVESTMENT OBJECTIVES

The Fund's investment objective is primarily to provide shareholders with current income; as secondary investment objectives, the Fund will seek to provide capital preservation and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a global portfolio of privately originated energy company and project debt. The Fund intends to invest on a global basis primarily in companies and projects located in the United States, Canada, Western Europe, Australia and Latin America. The Fund typically invests a portion of its assets in companies and projects located outside the United States. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT STRATEGIES	Energy is one of the largest components of gross domestic product ("GDP") globally and is characterized by dynamic international capital and trade flows. Under normal circumstances, the Fund intends to invest at least 80% of its total assets in debt and equity investments of energy companies and projects. The Fund may structure certain investments at the project-level, as opposed to the corporate-level. A project-level investment may involve the transfer of certain company assets to a special purpose vehicle for one or more business reasons, including to facilitate the segregation of assets and liabilities and/or the perfection of a security interest in the relevant assets of the project. We believe that this large and varied asset class has relatively stable cash flows, high barriers to entry and steady distributions with attractive growth profiles.
Demand for capital in energy and infrastructure is forecast to remain strong in the face of volatile commodity prices and capital markets. Capital sources available to such companies are also evolving and creating an opportunity to provide privately negotiated debt to these players in the energy industry. We believe financing energy companies and projects is currently underserved and characterized by significant demand for capital and comparatively limited available funding, and that we will therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We will seek to build on the strong investment, in-house technical expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We seek to be disciplined in selecting investments and focus on those opportunities that we perceive offer favorable risk/reward characteristics and relative value. We are raising funds with the goal of serving our target market and capitalizing on what we believe is a compelling and sustainable market opportunity.
It is anticipated that a substantial portion of the Fund's portfolio will consist of senior and subordinated debt, which may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by yield enhancements. These yield enhancements are typically expected to include royalty interests in mineral, oil and gas properties, warrants, options, net profits interests, cash flow participations or other forms of equity participation that can provide additional consideration or "upside" in a transaction. The Fund may invest in below investment grade securities (commonly known as "high yield" securities or "junk bonds"). We believe the self-liquidating nature of our investments will be a key driver of our ability to generate strong and consistent returns through multiple business and commodity cycles. The Fund may invest in both public and private U.S. and non-U.S. debt and equity securities or any investment that is consistent with the Fund's investment objectives.

We have identified and intend to focus on the following investment categories, which we believe will allow us to achieve our investment objectives with an acceptable level of risk.
Proprietary Originations: We seek to leverage our relationship with EIG Partners and its global sourcing and origination platform to privately originate investment opportunities.
Opportunistic: We seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an energy industry sub-sector being out of favor with the broader investment community. Such opportunities may include securities newly issued that receive favorable terms compared to the prevailing market, such as original issue discounts.
Broadly Syndicated/Other: Although our primary focus is to invest in privately originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our privately originated investments and will provide a complement to our less liquid strategies. In addition, we typically expect to receive financing on the broadly syndicated portion of our portfolio at more attractive terms than we would on our less liquid assets, allowing us to maximize the levered return potential of our portfolio.
Our primary areas of focus are the upstream, midstream, and power sub-sectors of the energy industry; however, we broadly define the energy company and project investment sub-sectors as follows: (i) upstream; (ii) midstream; (iii) downstream; (iv) power; (v) renewables; (vi) resources; (vii) infrastructure and (viii) other energy. (See "Investment Objectives, Opportunities and Strategies—Investment Opportunities and Strategies—Flexible Investment Strategy" on page 29).
We seek to invest on a global basis with an emphasis on companies and projects located in the United States, Canada, Western Europe, Australia and Latin America. To the extent we invest in foreign companies, we intend to do so only in jurisdictions with established legal frameworks and a history of respecting creditor rights.
COMPETITIVE ADVANTAGES	We believe we have the following potential competitive advantages over other capital providers that operate in the energy market, which will allow us to take advantage of the market opportunity we have identified:
Energy Specialist with in-house Technical Expertise: We believe EIG Partners' singular focus on providing capital to energy companies and energy-related infrastructure and resource projects represents a significant competitive advantage for the Fund relative to other energy capital providers. Many larger, publicly traded alternative investment managers have begun diversifying their investment strategies and capabilities in a pursuit of growth. We believe the energy sector is not conducive to generalists or on-the-job training. In niche industries such as energy, we believe it is important to have experience investing across many business and commodity cycles and to maintain extensive technical capabilities due to the complexities in the underlying businesses.

Global Platform with Seasoned Investment Professionals: We believe EIG Partners' global presence and experience represent a significant competitive advantage for the Fund relative to other energy capital providers. We pursue a global investment approach which allows us to opportunistically pursue investments in geographies that possess the best risk/return characteristics, without being compelled to chase highly competitive projects or syndicated transactions.
Proprietary Sourcing and Deal Origination: EIG Partners, through its deep industry relationships and investment teams that actively source new investments, provides access to an established source of proprietary deal flow.
Unique Longevity: Due to the longevity of EIG Partners' presence in a niche market, we believe EIG Partners has developed a brand and reputation in the energy industry that improves its ability to source attractive opportunities. The competitive landscape of the energy-related financing market has undergone numerous dramatic changes since EIG Partners' inception in 1982. Despite these changes to the competitive environment over the previous three-plus decades, we believe the reputation of EIG Partners as a consistent and stable financing partner to the energy industry provides a unique advantage in sourcing investments.
Focusing on Preserving Capital and Minimizing Losses: We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Our Advisors seek to employ a disciplined, value-oriented investment approach focused on current income and long-term investment performance.
Versatile Transaction Structuring and Flexible Capital: Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company's capital structure and with varying features, providing numerous tools to manage risk. While we are a registered investment company subject to the 1940 Act, we will not be subject to many of the regulatory limitations that govern traditional lending institutions and, as a result, we believe we can be more flexible in selecting and structuring investments and adjusting investment criteria.
Long-Term Investment Horizon: Our long-term investment horizon will give us great flexibility, which we believe will allow us to maximize returns on our investments. The long-term nature of our capital will allow us to hold debt until it matures and help us avoid disposing of assets at unfavorable prices, which we believe will make us a better financing partner.
No Legacy Portfolio. As a recently formed fund, with investment operations beginning in the first quarter of 2016, we have not been adversely affected by the volatility in the commodities market that began in 2014 and do not hold a legacy portfolio that includes deteriorated credits, unfavorable pricing or other unattractive terms. We believe this position provides us with a significant competitive advantage as we will be able to deploy our available capital into investments that are structured or priced to reflect current, rather than historical, market conditions and expectations.
The Fund intends to invest in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Fund may invest without limitation in distressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings or restructurings.

BORROWINGS

The Fund may borrow money for investment purposes and to meet requests for repurchases. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300%. See "Investment Objectives, Opportunities and Strategies—Borrowings."

MANAGEMENT AND INCENTIVE FEES
Pursuant to an investment advisory agreement (as may be amended, the "Investment Advisory Agreement") between the Fund and Triloma, Triloma is entitled to a fee consisting of two components—a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the Investment Sub-Advisory Agreement (as may be amended, the "Investment Sub-Advisory Agreement"), Triloma pays EIG 57% of the Management Fee and Incentive Fee. Each of the Investment Advisory Agreement and Investment Sub-Advisory Agreement has an initial two-year term.
The Management Fee is calculated at the annual rate of 2.0% of the Fund's average gross assets.
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's average "adjusted capital," equal to 1.875% per quarter (or an annualized hurdle rate of 7.50%), and is subject to a "catch-up" feature. "Adjusted capital" means the (a) cumulative proceeds received by the Fund from the sale of Shares, including proceeds from the Fund's distribution reinvestment plan, net of sales load, reduced by the sum of (b) (i) distributions paid to our Shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Fund's share repurchase program. The Incentive Fee on net investment income is (a) 100% of the pre-incentive fee net investment income that exceeds 1.875% but is less than or equal to 2.344% in any calendar quarter (9.376% annualized) of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.344% in any calendar quarter of average adjusted capital. See "Management and Incentive Fees."
ADMINISTRATION	Pursuant to an administration agreement between the Fund and Triloma (the "Fund Administration Agreement"), Triloma performs or oversees all aspects of the general day-to-day business activities and operations of the Fund, including custodial, distribution disbursing, accounting, auditing, compliance and related services. The Fund pays Triloma an administrative fee (the "Administration Fee") for its services under the Fund Administration Agreement, accrued weekly and payable monthly in arrears. The fee will consist of two components: (i) a fixed administrative fee of $34,250 per month and (ii) a variable administrative fee ranging between the annual rates of 0.05% — 0.10% of the Fund's net assets. The variable administrative fee is calculated weekly at the following annual rates and payable monthly in arrears based on the net assets of the Fund as of each week-end: 0.10% on the portion of net assets below $300,000,000; 0.07% on the portion of net assets between $300,000,001 and $600,000,000; 0.06% on the portion of net assets between $600,000,001 and $1,500,000,000; or 0.05% on the portion of net assets above $1,500,000,000. The variable components of the Administration Fee are subject to a minimum monthly fee of $10,417. The determination of net assets reflects changes in the fair market value of portfolio investments. The Fund will also reimburse Triloma for any Fund expenses in accordance with the Fund's policies as in effect from time to time. The Administration Fee may or may not be taken in whole or in part at the discretion of Triloma. All or any part of the Administration Fee not taken as to any month will be deferred without interest and may be taken in any such other month as Triloma may determine. The Administration Fee for any partial month will be appropriately prorated.
In addition, Triloma has contracted with SEI Investments Global Funds Services (the "Sub-Administrator") to provide certain fund administration services, including treasury services, preparing preliminary financial information for review by Triloma, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund, legal support services, performing certain portfolio compliance testing and tax support services. Triloma pays the Sub-Administrator a portion of the Administration Fee for providing its administrative services to the Fund. All reasonable, documented expenses incurred by the Sub-Administrator on behalf of the Fund will be billed to the Fund quarterly in arrears. In the future, the Fund may also contract with additional parties to provide certain administrative or professional services.
DISTRIBUTIONS	Subject to the discretion of the Fund's Board of Trustees (the "Board") and applicable legal restrictions, the Fund may authorize monthly distributions. Because we have qualified and elected, and intend to continue to qualify and elect, to be subject to tax as a regulated investment company ("RIC"), we intend to distribute annually an amount generally at least equal to 90% of the sum of our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our Shareholders. However, there can be no assurance that we will be able to pay distributions at a specific rate or at all. There can be no assurance that we will be able to sustain distributions at any particular level.
Subject to the Board's discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or Shares. The Fund may elect to retain rather than distribute all or a portion of any net capital gain otherwise allocable to Shareholders and pay U.S. federal income tax on the retained gain.
Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. Distributions may be funded in significant part from the waiver of certain expenses that will be subject to future repayment by the Fund, thus reducing the amounts available for distribution to future Shareholders.
BOARD OF TRUSTEES	The Board has overall responsibility for monitoring and overseeing the Fund's management and operations, including its investment performance. A majority of the members of the Board (each, a "Trustee") are considered independent and are not "interested persons" (as defined in the 1940 Act) of the Fund, Triloma or EIG (the "Independent Trustees"). Beginning with the second anniversary of the effective date of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Board will annually review the compensation the Fund pays to the Advisors to determine that the provisions of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement are carried out. See "Management of the Fund."

THE OFFERING	The Fund is offering on a continuous basis up to 40,000,000 Shares. Our offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by the Board.Our offering period will end on or before July 24, 2018, unless otherwise extended by the Board. Shares are being offered through Triloma Securities at an initial offering price equal to $26.32 per Share. Shares may be purchased on a weekly basis (each, a "Weekly Closing"). Under the 1940 Act, the Fund may not sell its Shares at a price that is below its net asset value per share. Therefore, if the Fund's net asset value increases, the initial offering price may be increased to ensure that the Fund's then current offering price is not below the Fund's net asset value per share. See "Plan of Distribution."
PURCHASES OF SHARES	The Fund will accept initial and additional purchases of Shares as of each Weekly Closing. The Fund does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Weekly Closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to "Triloma EIG Energy Income Fund—Term I." Subscriptions will be effective only upon the Fund's acceptance and the Fund reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor's subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment in the Fund is $5,000.
ORGANIZATIONAL AND OFFERING EXPENSES
Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund's organization. The Fund's offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering, all of which were paid on the Fund's behalf by the Advisors. All costs of the Fund paid by EIG shall be subject to reimbursement pursuant to the Expense Support and Reimbursement Agreement.
OPERATING EXPENSES	The Fund will bear all expenses incurred in the business of the Fund, including ongoing offering costs associated with the Fund's continuous offering of Shares.
EXPENSE SUPPORT AND REIMBURSEMENT AGREEMENT

Pursuant to an expense support and reimbursement agreement entered into by EIG with the Fund (the "Expense Support and Reimbursement Agreement"), EIG has agreed to pay the Fund's operating expenses (including organizational and offering expenses) to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any distributions will be paid from offering proceeds or borrowings. The Fund will be obligated to reimburse EIG for any such payments over a three-year period from the date the relevant Fund expenses were incurred, subject to various conditions based on levels of Other Operating Expenses and distributions.

EIG has, subject to certain terms and conditions, contractually committed to invest in shares of the Fund an amount equal to 50% of all Reimbursement Payments (as defined herein) received by EIG for providing expense support under the Expense Support and Reimbursement Agreement. Any such investment will be made no later than the end of the calendar quarter immediately following receipt by EIG of a Reimbursement Payment, at the then-current public offering price of the Fund's shares, net of any sales load.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, IRAs and 401(k) and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund is not considered to be "plan assets" of the ERISA plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund, Triloma nor EIG is a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan's investment in the Fund. See "ERISA Considerations."
UNLISTED CLOSED-END STRUCTURE
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.
The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund's strategy. The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.
SHARE REPURCHASE PROGRAM
The Fund conducts a share repurchase program, pursuant to which it intends to repurchase, during each calendar quarter, up to 2.5% of the average number of Shares outstanding in the prior four calendar quarters (or a portion thereof during the Fund's first fiscal year) at a price based on the Fund's NAV per share on the date of repurchase. At the discretion of the Board, the Fund intends to limit the number of Shares to be repurchased during any calendar year to the number of Shares the Fund can repurchase with cash on hand and cash available from borrowings. The Board may amend, suspend or terminate the share repurchase program upon 30 days' notice. All Shares purchased by the Fund pursuant to the share repurchase program will be retired and thereafter will be authorized and unissued shares.
LIQUIDITY STRATEGY

We intend to consider alternatives for providing liquidity to our Shareholders on or before the fourth anniversary of the closing of our public offering. A liquidity event could include (1) the sale of all or substantially all of our assets and the distribution of all net cash proceeds to the Shareholders in connection with the liquidation and dissolution of the Fund; (2) a merger or another transaction approved by our Board, in which our Shareholders will receive cash or shares of another company; and (3) a liquidation through one or more distributions as Fund portfolio investments are repaid or liquidated. A liquidity event may include a sale transaction with one or more affiliated investment companies managed by our Advisors. Market conditions and other factors could cause us to delay the consideration or a commencement of a liquidity event. Alternatively, we may seek to complete a liquidity event before the fourth anniversary of the closing of our initial public offering. We are under no obligation to conclude a liquidity event or provide you with liquidity within a set period of time; however, after the fourth anniversary of the closing of our initial public offering, we will not make any new investments except (i) as it relates to previous commitments, (ii) additional investments to maintain or maximize the value of an existing portfolio company investment or (iii) short term cash management investments.

VALUATIONS

The Advisors value the Fund's assets in good faith pursuant to the Fund's valuation policy and seek to consistently apply the valuation process, which were developed by the Advisors and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Advisors. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund's investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund's valuation process. The Fund, in turn, utilizes the NAV of Fund Shares as determined by the Fund in accordance with the methodology described above in determining the NAV of the Shares. Valuations of Fund investments are disclosed in reports filed with the SEC. See "Determination of Net Asset Value."

DISTRIBUTION REINVESTMENT PLAN
The Fund has adopted an "opt in" distribution reinvestment plan (the "DRP") pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. The Fund issues Shares pursuant to the DRP at a price equal to the price, net of all sales load, at which Shares are being sold in the offering at the Weekly Closing conducted on the day of or immediately following the distribution payment date. See "Distributions."
SUMMARY OF TAXATION	The Fund has qualified and elected and intends to continue qualify and elect to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that are currently distributed to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Tax Aspects."
FISCAL YEAR	For accounting purposes, the Fund's fiscal year is the 12-month period ending on December 31.

REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, the Fund will furnish to Shareholders information identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
CONFLICTS OF INTEREST

Triloma, EIG and certain of their affiliates have conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of Triloma's and EIG's time and resources between the Fund and other investment activities; compensation payable by the Fund to Triloma and its affiliates; competition for investment opportunities with certain affiliates of Triloma or EIG; competition for investment opportunities with other investment vehicles managed or advised by Triloma, EIG or their respective affiliates; the due diligence review of the Fund by Triloma Securities, which is an affiliate of Triloma; investments at different levels of an entity's capital structure by the Fund and other clients of Triloma, EIG or their respective affiliates, subject to the limitations of the 1940 Act; differing recommendations given by Triloma or EIG to the Fund versus other clients; restrictions on Triloma's and EIG's existing business relationships or use of material non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment advisory relationships by Triloma, EIG or their respective affiliates; and limitations on purchasing or selling securities to other clients of Triloma, EIG or their respective affiliates and on entering into "joint" transactions with certain of the Fund's affiliates. See "Conflicts of Interest."

RISK FACTORS	Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on its investment or that a Shareholder may lose part or all of its investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see "Types of Investments and Related Risks." Shareholders should consider carefully the following principal risks before investing in the Fund:
Liquidity Risks
• An investment in Shares is not suitable for an investor which needs access to the money it invests;
• A Shareholder should consider that it may not have access to the money it invests for an indefinite period of time;
• Unlike most closed-end funds, the Shares are not listed on any securities exchange and Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs;
• If a Shareholder is able to sell its Shares, the Shareholder may receive less than its purchase price and the then current NAV per Share;
• Although the Fund has implemented a share repurchase program, it may be discontinued at any time and only 2.5% of outstanding Shares will be eligible for repurchase per quarter. See "Share Repurchase Program";

Energy Sector Risks
• The Fund's investments in energy companies expose the Fund to risks associated with adverse economic, environmental or regulatory occurrences affecting the energy sector, and a downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries;
• Energy companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, and their profitability could be adversely affected by changes in the regulatory environment;
• There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies, and the cost of any remediation that may become necessary;
• Some energy companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts;
Investment Risks
• The Fund's investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non-payment risk, and may be speculative in nature;
• Increases in interest rates may cause the Fund's investments in fixed rate debt securities to decline in price;
• Generally, investments in debt securities with longer-term maturities are subject to greater volatility than investments in shorter-term obligations;
• Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flows and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;
• During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled, which could reduce income and returns;
• Below investment grade instruments (commonly referred to as "high yield" securities or "junk bonds") may be particularly susceptible to economic downturns, which could cause losses. Most investments in which the Fund invests will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Investments rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal;
• The Fund's investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring;

• The Fund's investments in expectation of a specific event or catalyst can result in losses if the event or catalyst fails to occur or it does not have the expected effect or does not occur in the expected timeframe;
• The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price;
• The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange;
• The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security;
• The value of equity securities may fluctuate in response to factors affecting the particular company in which the Fund invests, as well as broader market and economic conditions;
• The Fund's investments in derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;
• Leverage could create the opportunity for higher income and returns for Shareholders, but can magnify the effect of any losses;
• Triloma, EIG and certain of their affiliates have conflicts of interest in connection with the management of the Fund. See "Conflicts of Interest";
• The Fund is a recently organized, non-diversified, closed-end investment company with limited operating history;
Non-U.S. Investments Risks
• The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;
• Investments in certain securities or other instruments of non-U.S. issuers or borrowers ("Non-U.S. Securities") may involve factors not typically associated with investing in the United States or other developed countries;
• Non-U.S. Securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility, illiquidity and changes in value than U.S. securities;
• Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;
• Credit intermediation involving entities and activities outside the regular banking system (e.g., the "shadow banking system") could result in increased regulatory and operating costs, which could adversely affect the implementation of the Fund's investment strategies and its income and returns;
Legal and Regulatory Risks
• To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status;

• The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. Distributions may also be funded in significant part from the waiver of certain expenses that will be subject to future repayment by the Fund, thus reducing the amounts available for distribution to future Shareholders; and
• Legal and regulatory changes, such as those implemented in connection with The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the "Dodd-Frank Act"), could occur, which may materially adversely affect the Fund.
Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses the Fund expects to incur for the next 12 months of the Fund's operations, which Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
Sales load(1)	5.00%
ANNUAL FUND EXPENSES (as a percentage of the average net assets attributable to Shares)
Management fee(2)	2.44%
Incentive fee (20% of income)(3)	0.00%
Distribution and shareholder servicing fee(4)	1.00%
Interest payments on borrowed funds(5)	0.61%
Other expenses(6)	2.64%
Total annual fund expenses	6.69%

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above and that Shareholders would pay a sales load of 5% with respect to Shares sold by the Fund in this offering:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return:	$113	$236	$355	$634

The example and the expenses in the tables above should not be considered a representation of the Fund's future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5% annual return, as required by the SEC, the Fund's performance will vary and may result in a return greater or less than 5%. In addition, the example assumes reinvestment of all distributions pursuant to the DRP. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see "Fund Expenses," "Management and Incentive Fees" and "Plan of Distribution."

  (1)  Each Shareholder will pay a sales load of up to 5% of the public offering price of Shares sold in the offering. The table assumes that the maximum sales load is charged. The Dealer Manager may, in its discretion, waive all or a portion of the sales load for certain investors. See "Plan of Distribution."

  (2)  The Management Fee is calculated at the annual rate of 2.00% of the Fund's average gross assets. The Management Fee shown in the table above is higher than the contractual rate because the Management Fee in the table is required to be calculated as a percentage of the Fund's average net assets, rather than gross assets. Because the Management Fee is based on the Fund's average gross assets, the Fund's use of leverage will increase the Management Fee paid to the Advisors.

  (3)  The Incentive Fee is paid to the Advisors. The Incentive Fee is based on the Fund's performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments in portfolio companies. The Incentive Fee is calculated based upon the Fund's "pre-incentive fee net investment income" and is subject to a hurdle rate, expressed as a rate of return on the Fund's adjusted capital, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%, subject to a "catch-up" feature. The Incentive Fee on net investment income is (a) 100% of the pre-incentive fee net investment income that exceeds 1.875% but is less than or equal to 2.344% in any calendar quarter (9.376% annualized) of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.344% in any calendar quarter of average adjusted capital. See "Management and Incentive Fees" for a full explanation of how the Incentive Fee is calculated.

  (4)  The distribution and shareholder servicing fee is paid monthly in arrears to the Dealer Manager beginning the first calendar month after the close of our offering period at an annualized rate of 1.0% of our net asset value per share. The Fund will cease paying distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation, including the distribution and shareholder servicing fees, paid by the Fund and shareholders, equals 8.0% of the gross proceeds from our offering; or (ii) the date at which a liquidity event occurs. The distribution and shareholder servicing fee will be paid after the first calendar quarter after the close of our offering period. The table assumes the Fund will cease paying distribution and shareholder servicing fees when underwriting compensation reaches 8.0% of the gross proceeds of the offering.

  (5)  The Fund may borrow funds to make investments. To the extent that the Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Fund's ownership of Fund Shares. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 33% of the Fund's average net assets during the 12-month period ended December 31, 2017 of our investment operations and that the annual interest rate on the amount borrowed is 2.0%.

  (6)  Other expenses are based on estimated amounts for the next 12 months of the Fund's operations, and include, but are not limited to, the Administration Fee, accounting, legal and other operational fees of the Fund. The amount presented in the table estimates the amounts the Fund expects to incur based on assuming the Fund raises $125 million of proceeds during such time.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the period from January 1, 2017 to June 30, 2017, the period from January 1, 2016 until December 31, 2016 and the period from July 24, 2015 (commencement of operations) to December 31, 2015. The information reflects financial results for an investor that has been in the Fund since inception. The information for the periods ended December 31, 2016 and December 31, 2015, have been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements, are incorporated by reference into the Fund's SAI. The SAI is available upon request. The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	For the Period January 1, 2017 to June 30, 2017 (Unaudited)		For the Year Ended December 31, 2016		For the Period July 24, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	25.92		$25.00		$25.00
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.92		0.67		0.31
Net Realized and Unrealized Gain	0.54		0.50		—
Additional Expense Support Payments(b)	0.04		1.15		—
Total from Operations	1.50		2.32		0.31
Dividends and Distributions:
Net Investment Income(c)	(0.96)		(1.82)		(0.31)
Total Dividends and Distributions	(0.96)		(1.82)		(0.31)
Issuance of Common Stock above Net Asset Value(b)	0.19		0.42		—
Net increase resulting from capital share transactions(d)	0.19		0.42		—
Net Asset Value, End of Period	26.65		$25.92		$25.00
Public Offering Price, End of Period	28.42		$27.63		$26.32
Total Return—NAV(e)	6.51	%(f)	11.28	%(f)	1.23	%(f)
Total Return—Price(g)	5.17	%(h)	11.28	%(h)	1.23	%(h)
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	10,510		$4,776		$105
Ratios to Average Net Assets:
Net Investment Income(i)	3.41	%(j)	2.61	%(j)	2.82%
Net Operating Expenses(i)	0.00%		0.00%		0.00%
Total Operating Expenses(i)	16.64%		89.43%		2,022.58	%(k)
Portfolio Turnover Rate	9%		0%		0%

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

  (a)  The inception date of the Fund was July 24, 2015.

  (b)  Per share calculations were performed using average shares.

  (c)  The per share data for distributions reflects the actual amount of distributions paid per share during the period.

  (d)  The continuous issuance of common stock may cause an increase in net asset value per share due to sales of shares at the prevailing public offering price and the net proceeds received that are in the excess of net asset value per share for each subscription. The per share data is the sum of the number of shares issued times the difference between the net proceeds per share and the net asset value per share on each transaction date divided by the average shares for the period.

  (e)  Total Return—NAV is based on the change in current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of distributions in accordance with the Fund's distribution reinvestment plan. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value.

  (f)  Had the Expense Support and Reimbursement Agreement not been provided support beyond Operating Expenses, the Total Return—NAV would have been 8.72% for the period ended 2017, 10.27% for the year ended 2016 and (0.02)% for the period ended 2015.

  (g)  Total Return—Price is based on the change in the public offering price, net of sales loads, on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of distributions, in accordance with the Fund's distribution reinvestment plan.

  (h)  Had the Expense Support and Reimbursement Agreement not been provided support beyond Operating Expenses, the Total Return—Price would have been 5.07% for the period ended 2017, 8.91% for the year ended 2016 and (0.02)% for the period ended 2015.

  (i)  Annualized.

  (j)  Percentage does not include Expense Support Payments.

  (k)  Non-recurring organizational and operating expenses of $255,000 have not been annualized, but are included in the ratio.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 18, 2015 and has limited operating history. The principal office of the Fund is located at 201 North New York Avenue, Suite 200, Winter Park, FL 32789, and its telephone number is 407-636-7115.

The Fund's investment objective is primarily to provide shareholders with current income; as secondary investment objectives, the Fund will seek to provide capital preservation and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a global portfolio of privately originated energy company and project debt. The Fund will invest on a global basis primarily in companies and projects located in the United States, Canada, Western Europe, Australia and Latin America. A project-level investment may involve the transfer of certain company assets to a special purpose vehicle for one or more business reasons, including to facilitate the segregation of assets and liabilities and/or the perfection of a security interest in the relevant assets of the project. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt and equity investments of energy companies and projects. We broadly define the energy company and project investment sub-sectors as follows: (i) upstream; (ii) midstream; (iii) downstream; (iv) power; (v) renewables; (vi) resources; (vii) infrastructure; and (viii) other energy.

We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate or project loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by yield enhancements. These yield enhancements are typically expected to include royalty interests in mineral, oil and gas properties, warrants, options, net profits interests, cash flow participations or other forms of equity participation that can provide additional consideration or "upside" in a transaction. We may separately invest in common or preferred equity interests in transactions. Our portfolio is expected to include primarily floating-rate investments that provide protection in rising interest rate and inflationary environments.

We seek to build on the strong investment, in-house technical expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We seek to be disciplined in selecting investments and focus on those opportunities that we perceive offer favorable risk/reward characteristics and relative value. We believe investing in energy companies is currently underserved and characterized by significant demand for capital and comparatively limited available funding, and that we therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We are raising funds with the goal of serving our target market and capitalizing on what we believe is a compelling and sustainable market opportunity.

For a further discussion of the Fund's principal investment strategies, see "Investment Objectives, Opportunities and Strategies." There can be no assurance that the Fund will achieve its investment objectives.

THE ADVISOR AND SUB-ADVISOR

Our investment advisors are Triloma, which is responsible for the overall management of our activities, and EIG, which has primary responsibility for the day-to-day management of our investment portfolio. Triloma provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement, and EIG provides its services under the Investment Sub-Advisory Agreement. The activities of both Advisors are subject to the supervision and oversight of our Board. Our investment process is a collaborative effort between Triloma and EIG, and we benefit from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. We believe their joint involvement in our business will provide us with substantial market insight and valuable access to investment opportunities. Responsibility for monitoring and overseeing the Fund's management and operation is vested in the individuals who serve on the Board. See "Management of the Fund."

Triloma

Triloma is a Florida limited liability company that was formed for the purpose of being our Advisor and has been registered as an investment advisor since 2015. Triloma is a wholly-owned subsidiary of Triloma Financial Group, a private investment management firm providing individuals with a unique approach to alternative investment opportunities.

TFG seeks to create long standing joint ventures with experienced and proven investment partners aligned through shared values. By championing a long-term perspective that focuses on building lasting partnerships, TFG has built a culture that esteems integrity in all aspects of business, resulting in a broad and deep network of business relationships, which we will have access to and from which we will benefit.

Structured as a holding company, TFG conducts its business through various affiliates, which include investment advisors and broker-dealers that are registered or licensed by regulatory authorities in the jurisdictions in which they operate. Services provided by the TFG companies include advisory, acquisition, development, lease and loan servicing, asset and portfolio management, disposition, client services, capital raising, finance and administrative. We believe this expertise will be valuable in managing a publicly registered and reporting investment program.

TFG organizes its business into two segments: Investment Management and Capital Markets activities. Through its Investment Management segment, TFG manages and sponsors a group of private and publicly-offered investment programs focused on private equity, real estate and energy investments. TFG's senior management team has developed a contrarian investment philosophy investing through various market cycles in a broad range of industries, asset classes, capital structures and geographies. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment programs.

Through its Capital Markets segment, TFG conducts a broad range of capital markets activities, including acting as a managing dealer, placement agent, investment banking or other form of arranger of equity capital. The team has experience and deep relationships in the broker-dealer community allowing for a streamlined process to bring the individual investor unique investment opportunities that typically have been available only to institutional investors. These activities are conducted through Triloma Securities; a broker-dealer registered with the Commission since 2015 and is a member of the Financial Industry Regulatory Authority ("FINRA").

EIG

The sub-advisor is a Delaware limited liability company that was formed in 2014 for the purpose, among other things, of being our Sub-Advisor and has been continuously registered as an investment advisor since its initial registration. EIG is an indirect subsidiary of EIG Partners, which specializes in private investments in energy and energy-related infrastructure on a global basis and has $15.1 billion under management as of March 31, 2017. During its 35-year history, EIG Partners has invested more than $23.5 billion in the sector through over 315 projects or companies in 36 countries on six continents. EIG Partners' investors include many of the leading pension plans, insurance companies, endowments, foundations and sovereign wealth funds in the U.S., Asia and Europe.

EIG Partners invests across the capital structure of energy, resource and related infrastructure companies, providing hybrid debt and structured equity, typically in connection with projects sponsored by large companies. EIG Partners has offices and professionals in Washington, DC, Houston, Hong Kong, London, Sydney, Seoul and Rio de Janeiro. EIG Partners has been an active investor in the energy market on a continuous basis since

1982. EIG Partners prides itself on being a niche investor with a singular focus on energy and energy-related infrastructure with the experience and in-house technical expertise to invest across the entire capital structure and throughout the energy value chain on a global basis. EIG Partners has a demonstrated history of providing project development capital to leading companies, such as Anadarko Petroleum, Chesapeake Energy, Plains Exploration, Petrobras, SandRidge Energy and Centrica, among others.

EIG Partners believes that the experience, technical expertise, depth and continuity of its team are key differentiators for EIG Partners relative to its competitors. EIG Partners believes its substantial in-house technical expertise and recognized brand name in the energy and infrastructure industry provide a competitive advantage in sourcing, analyzing and executing energy, resource and related infrastructure projects, as EIG Partners is typically able to make independent evaluations of investment opportunities without significant reliance on third-party consultants.

Each Advisor has established an investment committee. Each investment committee must approve each Fund portfolio investment. The two investment committees may meet jointly to discuss potential investments and dispositions.

USE OF PROCEEDS

The Fund will engage in Weekly Closings and will invest the proceeds as soon as practicable in accordance with its investment objectives and strategies and consistent with market conditions and the availability of suitable investments. The Fund expects to invest the proceeds obtained by it within 30-90 days after receipt of such proceeds to pursue its investment program. There can be no assurance that the Fund will be able to sell all the Shares it is offering. If the Fund sells only a portion of the Shares it is offering, the Fund may be unable to achieve its investment objectives.

INVESTMENT OBJECTIVES, OPPORTUNITIES AND STRATEGIES

Investment Objectives

The Fund's investment objective is primarily to provide shareholders with current income; as secondary investment objectives, the Fund will seek to provide capital preservation and, to a lesser extent, long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Investment Opportunities and Strategies

MARKET OPPORTUNITY:

We pursue a strategy focused on investing primarily in a global portfolio of privately originated energy company and project debt. We believe that the size of the market and these companies' need for flexible sources of capital have the potential to create an attractive investment environment for a number of reasons, including the following:

•  Current Market Environment. We believe that global energy, resource and related infrastructure markets are in a period of dynamic change and that fundamental shifts in global supply and demand have, and will continue to, put pressure on the entire energy and resource delivery system, from the wellhead to infrastructure, midstream, transportation, power and alternative energy assets. Furthermore, the recent decline in oil and natural gas prices (in the U.S.) has disrupted the credit markets and we believe commodity price volatility will have a significant effect on liquidity and financing options for energy companies and projects as certain debt providers are likely to rein in lending. With the 50% reduction in crude price over the second half of 2014, we expect many good companies with strong asset portfolios to be subject to required prepayments or reductions in credit availability. Given these market conditions, it is our view that providing senior and subordinated financing transactions to such companies represents a highly attractive risk-reward investment opportunity. Furthermore, we believe the opportunity set for potential lending transactions is likely to increase given the volatility in the commodities markets.

•  Energy Companies are Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of private companies in the energy sector and lack a network of relationships with such companies. As new banking regulations, such as those implementing Basel III and the Dodd-Frank Act, require financial institutions to meet increased capital requirements, we believe it will become difficult and inefficient for these institutions to meet the financing needs of growing energy companies. This set of circumstances, in our view, will continue to provide us with a potential market opportunity to deploy capital to this growing segment of the global economy.

•  Global Demand for Energy and Energy-Related Infrastructure. Demand for capital in energy and infrastructure is forecast to remain strong in the face of volatile commodity prices and capital markets. The International Energy Agency ("IEA") projects that global energy demand will increase 37% between 2010 and 2040, rising from nearly 13,400 trillion tons of oil equivalent ("toe") to approximately 18,300 trillion toe. Fossil fuels are projected to account for 55% of the overall increase in demand and to remain the principal sources of energy globally. Demand growth in countries exclusive of the Organization for Economic Cooperation and Development ("OECD") is projected to account for substantially all of world primary energy demand growth, as growth in these countries' economic activity, industrial output and population all exceed the developed world. In order to support this demand growth, the IEA projects that globally energy and energy-related infrastructure will require $51 trillion (in 2014 dollars) of investment for the period from 2014 through 2040. These massive investments are needed to expand capacity, to meet the rising demand and to replace aging facilities. Most of these investment (61% or $22.7 trillion) will be in non-OECD countries, many of which have historically relied on public sources of financing, which we believe are less accessible in the current market. As a result, we believe this fact pattern provides an unprecedented level of opportunity for investors that have a global reach in the energy and energy-related infrastructure sector.

•  Greater Demand for Non-Traditional Sources of Debt Financing. Capital sources available to energy companies and projects are evolving and creating an opportunity to provide privately negotiated debt to these players in the energy industry. We believe many private companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the energy sector. We believe there is an increasing trend for companies to seek financing from alternative capital providers, such as the Fund, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

In particular, we believe there are a number of long-term trends in energy and infrastructure credit that make these particularly compelling sectors for investment:

•  Increasing global demand for energy and infrastructure as growth in non-OECD countries' economic activity and population all exceed rates in the developed world;

•  Significant capital requirements in global energy to expand capacity, meet rising energy demand, and replace aging facilities;

•  The volatility of energy commodity price has caused and may continue to cause certain debt providers to withdraw from the energy sector, creating highly attractive risk-reward lending opportunities;

•  Traditional forms of funding to energy companies are volatile and the recent decline in oil and natural gas prices has disrupted credit markets creating a substantial investment opportunity;

•  Regulatory changes driving financial institutions to exit from lending create an opportunity for alternative finance providers to supply much needed credit to finance energy and infrastructure projects and companies;

•  Small and mid-sized energy and infrastructure companies that account for a large proportion of the industry and its assets require large amounts of capital to bring their projects through development into operations and positive cash flow;

•  Energy and infrastructure credit is an area where there is limited competition amongst private debt capital providers due to the specialist nature of the sector; and

•  Characteristics of energy lending such as asset-level financing via highly structured secured debt instruments foster low defaults and high recovery rates relative to lending in other sectors, among other factors.

Across energy industry sub-sectors, we see multiple factors which we believe will necessitate additional and continued capital infusion and will present a large and growing investment opportunity, including:

•  Upstream companies face the inherent production declines of oil and natural gas reserves, which in turn require large annual capital inflows to replace such lost production. This is particularly true for the growing supply of natural gas and oil from the Utica, Permian, Marcellus and Eagle Ford shales. Developing many of these reservoirs requires increasingly complex drilling and completion techniques which cost considerably more than conventional techniques.

•  Many of the midstream assets throughout the U.S. are aging and are not ideally located due to the development of these new fields, requiring that additional infrastructure be built to ensure this new supply reaches market.

•  Certain fossil-fuel generation, particularly coal generation which comprises more than a third of current U.S. generation; potentially face environmental regulations that are expected to increase these investment opportunities.

We believe that this large and varied asset class maintains the following attractive and distinct investment characteristics:

•  Stable Cash Flows. We seek to make investments in companies that have relatively stable cash flows. For example, we intend to invest in midstream companies that generate a substantial amount of their cash flow from contracted assets with limited commodity price risk. We intend to invest in power companies that generate cash flow through a variety of contracts such as power purchase agreements which are intended to mitigate commodity price fluctuations. Our investments in upstream companies will generally focus on those companies which we believe have lower-risk, longer-lived assets that are generating strong cash flow and that have effectively hedged a portion of their production at known prices. We do not intend to invest in start-up companies or companies with speculative business plans, such as providing capital to new management teams to acquire prospective but not proven acreage.

•  High Barriers to Entry. Due to the high cost of construction and the extensive time required to obtain all the necessary environmental and regulatory approvals required to construct new energy infrastructure assets, the barriers to enter the sector are high. As a result, it may be difficult to replicate an existing network of integrated energy infrastructure assets. These barriers to entry create a competitive advantage for existing energy companies with significant operations. We believe such barriers produce more operating leverage and, correspondingly, reduce market risk.

•  Steady Distributions with Attractive Growth Profiles. As mentioned above, global demand for energy is expected to continue to expand over the long term due to growing demand from emerging markets, domestic economic growth, aging of existing infrastructure and the industry's dependence on fossil fuels, which are inherently finite resources. Given the strong asset value in much of the energy industry, we believe there is significant support for additional debt within the capital structure of many energy companies. This support includes opportunities for senior debt, subordinated debt and equity securities with customarily increasing levels of risk and return. In general, we believe energy companies will often seek to attract capital by paying investors a steady stream of current income with some opportunity to share in the long-term growth in their underlying markets. We believe such trends are well-aligned with our investment objectives.

COMPETITIVE ADVANTAGES

We believe we have the following potential competitive advantages over other capital providers to energy companies that will allow us to take advantage of the market opportunities we have identified:

Energy Specialist with in-house Technical Expertise. We believe that EIG Partners' singular focus on providing capital to energy companies represents a significant competitive advantage for the Fund relative to other energy company capital providers. Many larger, publicly traded alternative investment managers have focused on diversifying their investment strategies and capabilities in a pursuit of growth. We believe the energy sector is not conducive to generalists or on-the-job training. In niche industries such as energy, we believe it is important to have experience investing across many business and commodity cycles and maintain extensive technical capabilities due to the complexities in the underlying businesses. Focusing exclusively on providing capital to energy projects and companies since 1982, EIG Partners employs investment professionals and engineers with significant industry experience and believes it maintains one of the longest continuous track records of any institutional investor in the industry. We further believe that we are a desirable partner for energy companies because we have specialized knowledge of the economic, regulatory, and stakeholder considerations faced by them.

Global Platform with Seasoned Investment Professionals. We believe EIG Partners' global presence and experience represent a significant competitive advantage for the Fund relative to other energy capital providers. EIG Partners has made portfolio investments in 36 countries on six continents with offices and professionals in Washington, DC, Houston, Hong Kong, London, Sydney, Seoul and Rio de Janeiro. Local teams from EIG Partners are typically responsible for sourcing, leading and monitoring transactions in their markets, and have access to all of EIG Partners' specialized resources and capabilities, technical or sector specific, without regard to the geographic locus of the investment opportunity. We pursue a global investment approach which allows us to opportunistically pursue investments in geographies that possess the best risk/return characteristics, without being compelled to chase highly competitive projects or syndicated transactions.

Proprietary Sourcing and Deal Origination. EIG Partners, through its deep industry relationships and investment teams that actively source new investments, provide immediate access to an established source of proprietary deal flow. EIG Partners has built deep relationships with energy companies, financial institutions and other investment and advisory institutions for sourcing new investments. Over its long history, EIG Partners has developed an origination capacity that allows it to compete with traditional forms of energy capital during periods of healthy or aggressive credit markets and thrive in times of market dislocation. We believe that EIG Partners' broad networks and the internal deal generation strategies of its investment teams will create favorable opportunities to deploy capital across a broad range of originated transactions and into opportunities in the secondary market as a result of specific situations or volatility in market technicals that have attractive investment characteristics.

Unique Longevity. Due to the longevity of EIG Partners' presence in a niche market, we believe EIG Partners has developed a brand and reputation in the energy industry that improves its ability to source attractive opportunities. The competitive landscape of the energy-related financing market has undergone numerous dramatic changes since EIG Partners' inception in 1982. Despite these changes to the competitive environment over the previous three-plus decades, we believe the reputation of EIG Partners as a consistent and stable financing partner to the energy industry provides a unique advantage in sourcing investments.

Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Our Advisors intend to employ a disciplined, value-oriented investment approach focused on current income and long-term investment performance. This investment approach involves: (i) identifying companies or projects that have hard assets with a long useful life and strong current cash flows; (ii) utilizing fundamental "bottom-up" analyses to evaluate the technical viability of each project; (iii) structuring the investments so that our interests are generally secured by shares or assets and to benefit from meaningful prepayment protection and upside/inflation protection potential through equity participation; and (iv) employing active oversight of our investments such as through rigorous covenants, regular reporting requirements and portfolio company board participation as directors or observers. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. EIG Partners has demonstrated this focus. As of June 30, 2016, EIG Partners' aggregate recovery rate on realized defaulted debt investments is approximately 108.7%, meaning that EIG Partners' managed funds in the aggregate since inception (1982) have not only recovered their principal outstanding at the time of default, but have also realized an approximately 5% Gross IRR in the aggregate on defaulted debt investments.(1) In addition, as of June 30, 2016, of the 275 debt investments representing approximately $15.1 billion made by the EIG Partners-managed funds since inception, 50 debt investments, representing approximately $3.0 billion, have defaulted. Of those, only 19 have resulted in a loss of capital. EIG believes several factors account for the high level of recoveries it has historically achieved on defaulted investments, including its (i) in-house technical expertise; (ii) rigorous deal documentation; (iii) focus on investing in companies and projects that are secured by hard assets; (iv) active portfolio management; and (v) ability to exercise remedies.

Versatile Transaction Structuring and Flexible Capital. EIG Partners has experience and expertise in evaluating and structuring investments at all levels of a company's capital structure and with varying features, providing numerous tools to manage risk. We are not subject to many of the regulatory limitations that govern traditional lending institutions and as a result, we believe we can be more flexible in selecting and structuring investments and adjusting investment criteria. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions. In addition, we seek to leverage this broad-ranging capability to enable us to provide energy companies with financing that most closely aligns with their particular capital needs. We believe that such flexibility is valuable to energy companies and will provide us with a competitive advantage over other capital providers that are more limited in the securities in which they invest.

Long-Term Investment Horizon. Our long-term investment horizon will give us great flexibility, which we believe will allow us to maximize returns on our investments. The long-term nature of our capital will allow us to hold debt until it matures and help us avoid disposing of assets at unfavorable prices, which we believe will make us a better financing partner.

No Legacy Portfolio. As a recently formed fund, with investment operations beginning in the first quarter of 2016, we have not been adversely affected by the volatility in the commodities market that began in 2014 and do not hold a legacy portfolio that includes deteriorated credits, unfavorable pricing or other unattractive terms.

  (1)  "Default" is defined as investments in which either a payment default, a material covenant default or a significant restructuring of the original terms occurred. Amounts include principal balances of the defaulted investments at the times the defaults occurred.

    EIG's aggregate recovery rate for realized investments is calculated by dividing the aggregate amount of funds received in relation to the investment after the occurrence of the default by the principal outstanding (i.e., cost) at the time of default. The aggregate recovery rate inclusive of investments that have defaulted but in which the ultimate recovery is not yet known (also referred to as unrealized investments) (11 investments totaling US$1.7 billion outstanding principal (i.e., cost) at time of each debt restructuring) is 81.9% as of June 30, 2016. The aggregate recovery rate for such unrealized investments is calculated by dividing the aggregate amount of funds received in relation to the investment after the occurrence of the default plus the fair market value of the asset as of June 30, 2016 by the principal outstanding (i.e., cost) at the time of default. Historical performance indications and financial market scenarios are not reliable indicators of current or future performance. Past Performance is not a guarantee of future results.

We believe this situation provides us with a significant competitive advantage as we will be able to deploy our available capital into investments that are structured or priced to reflect current, rather than historical, market conditions and expectations. Without any legacy investments, we are able to focus our efforts on sourcing and accessing new investments rather than managing historical positions.

FLEXIBLE INVESTMENT STRATEGY

Our investment strategy is focused on creating and growing an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our investment portfolio. We believe our flexible approach to investing allows us to take advantage of opportunities that offer the most favorable risk/reward characteristics.

Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in debt and equity investments of energy companies and projects. We consider energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, including those companies that provide equipment or services to companies engaged in any of the foregoing. We target investments in companies or projects that generate free cash flow at the time of our investment and are secured by hard assets with a long useful life, such as proven oil and gas reserves, pipelines, gathering systems, processing facilities, liquefied natural gas terminals, power plants and similar energy and energy- related infrastructure opportunities. In structuring investments, we seek to benefit from security interests in hard assets with meaningful prepayment protection and upside potential through equity participation.

We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Proprietary Originations: We seek to leverage our relationship with EIG Partners and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured specifically for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components. We believe privately originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an energy industry sub-sector being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include securities newly issued that receive favorable terms compared to the prevailing market such as original issue discounts.

We also seek to invest in certain opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant (i.e., an anchor order). In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction will be predicated on a rigorous credit analysis, our familiarity with a particular company, energy industry subsector or financial sponsor, and the broader investment experiences of our Advisors.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our privately originated investments and will provide a complement to our less liquid strategies. In addition, we typically expect to receive financing on the broadly syndicated portion of our portfolio at more attractive terms than we would on our less liquid assets, allowing us to maximize the levered return potential of our portfolio.

Our primary areas of focus will be the upstream, midstream, and power sub-sectors of the energy industry; however, we broadly define the energy company and project investment sub-sectors as follows:

•  Upstream—businesses that find, develop and extract energy resources, including natural gas and crude oil, from onshore and offshore reservoirs;

•  Midstream—businesses that gather, process, store and transmit energy resources and their byproducts, including businesses that own pipelines, gathering systems, gas processing plants, liquefied natural gas facilities and other energy infrastructure;

•  Downstream—businesses that refine, market and distribute refined energy resources, such as customer ready natural gas, propane and gasoline, to end user customers;

•  Power—businesses engaged in the generation, transmission and distribution of power and electricity;

•  Renewables—businesses involved in the production of alternative or renewable energy;

•  Resources—businesses engaged in mining and similar natural resource extraction projects;

•  Infrastructure—businesses that own long-life assets that provide transportation for freight, bulk commodities and passengers, including for other energy-related businesses; and

•  Other Energy—businesses that provide services and/or equipment to aid in the exploration and production of oil and natural gas, including seismic, drilling, completion and production activities, and other energy related businesses.

The Advisors believe that a number of near-term investment themes will drive important investment opportunities for the Fund. These themes have been important in EIG Partners' investment activity in recent years and are expected to continue as such for the foreseeable future.

Unconventional Oil and Gas in North America. Made possible by the combination of horizontal drilling technology and hydraulic fracturing, the past five to seven years have witnessed the delineation of virtually all of the major unconventional oil and gas plays in North America. These technologies permit the exploitation of long known but previously uneconomic resources, resulting in a dramatic resurgence of oil and gas production in North America. In the Advisors' view, the "land grab" phase of this development is now largely complete, with most acreage positions under lease and much of the most prospective leaseholds held by production. One consequence of the drilling activity directed at holding acreage by production is the rapid increase in supplies of natural gas and natural gas liquids, and a corresponding collapse in prices for these commodities. We believe investment opportunities going forward will be driven by several factors.

First, low commodity prices and ongoing drilling obligations will continue to pressure corporate balance sheets, creating opportunities for financing and opportunistic asset purchases. Second, many of the major basins are remote and lack access to existing infrastructure, creating the need for gathering systems and pipelines in order to reach refining capacity and end markets. Finally, the development of "wet gas" plays will necessitate the construction of gas processing facilities in order to separate valuable natural gas liquids from dry gas, so that both may be marketed.

The rapid decline in natural gas prices over the past several years will, over time, drive increased demand and uses. The most important sources of incremental demand are expected to be driven by continued coal to gas replacement in power generation, resurgence in petro-chemical and other energy intensive industries, the use of natural gas as a transportation fuel and natural gas exports. EIG Partners was an early mover in unconventional plays in North America and will seek to continue to access attractive opportunities in this dynamic segment of the energy market. In particular, as North American unconventional plays move from the "land grab" phase to the development phase, we expect an increased demand for flexible financing solutions.

Deep-water Offshore. Improvements in seismic imaging and drilling technology have opened up vast new hydrocarbon resources off the coasts of Brazil and West Africa and have enabled continuing development of the deep-water regions of the Gulf of Mexico. In Brazil, for example, recoverable reserves of at least 50 billion barrels of oil have been discovered in the "pre-salt" formations offshore from the country's South East coastline, buried beneath a kilometer thick layer of salt underneath the seabed. Petrobras, the state-affiliated oil and gas enterprise of Brazil, controls much of the upstream resource and has announced a $237 billion capital expenditure program for the next five years. While it is unlikely that the Advisors will participate in development of these upstream assets, the Advisors expect to see continued investment opportunity relating to mid-stream and infrastructure assets that are needed for the development of these resources. The Gulf of Mexico was particularly attractive in terms of asset valuations in recent years following in the wake of the Deepwater Horizon disaster.

Energy and Resource Demand to Fuel Asian and Other Non-OECD Growth. China and India are now the first and third largest users of energy globally. The IEA forecasts that from 2010 to 2035, these two countries alone will account for a majority of the incremental global demand for energy. During the same period, all non-OECD countries, including China and India, will account for over 95% of incremental global demand for energy. The Advisors believe that while some of this demand will be met through development of resources locally (e.g., China and India both have extensive coal resources), much of this demand will be met by accessing resources directly in North America, Africa, Australia and South America. With its global platform and significant international presence, the EIG believes it is uniquely positioned to pursue strategic partnerships with large energy and resource companies as they seek to meet the rising energy demand in Asia and other non-OECD countries.

Portfolio Composition

We focus primarily on investments in senior and subordinated debt of energy companies and projects, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity or hold instruments that convert into such securities.

Senior debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of a company followed by subordinated debt, preferred equity and common equity, respectively. Other than common equity, each category of investment may be further divided into different classes of holders that have different rankings, or priorities, among themselves. Due to this priority of cash flows, an investment's risk increases as it moves further down the capital structure. Investors are usually compensated for assuming the risk associated with junior status in the form of higher expected returns, either through higher interest payments or potentially greater capital appreciation. We rely on our Advisors' experience to structure investments, possibly using different levels of the capital structure, which we believe will perform in a broad range of economic environments. We believe the self-liquidating nature of our investments will be a key driver of our ability to generate strong and consistent returns through multiple business and commodity cycles.

We will invest on a global basis with an emphasis on the United States, Canada, Western Europe, Australia and Latin America. To the extent we make other foreign investments, we intend to do so only in jurisdictions with established legal frameworks and a history of respecting creditor rights. We will have the ability to make investments in various currencies, including U.S. Dollars, Euros, Pounds Sterling, Canadian Dollars and Australian Dollars. We may enter into foreign currency forward contracts from time to time to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of any investments denominated in foreign currencies.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest. We seek to allocate our portfolio broadly among issuers, energy industry sub-sectors and geographies, thereby attempting to reduce the risk of a downturn in any single investment having a disproportionate adverse impact on the value of our portfolio. There is no limit on the maturity or duration of any investment in our portfolio. Other energy sector specialist funds may find it attractive to back management teams with capital commitments to acquire prospective but not proven acreage, an area that we plan to avoid. We intend to have limited exposure to downstream or energy services transactions. We intend to invest in companies regardless of market capitalization and may focus on a relatively small number of issuers. We may invest without limitation in distressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings or other restructuring. The mix of the Fund's investments at any time will depend on the industries and types of loans and securities the Advisors believe represent the best risk-adjusted income and returns within the Fund's investment strategies. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody's Investors Service and/or Standard & Poor's or will not be rated by any rating agency. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of trustees.

Investment Philosophy

We employ a disciplined, value-oriented investment approach to analyze debt investments both from the "top-down" and the "bottom-up." Our top-down analysis involves a macroeconomic analysis of relative asset valuations, long-term industry trends, business cycles, interest rate and commodity expectations, credit fundamentals and technical factors to target specific energy industry sub-sectors and asset classes in which to invest. Our bottom-up analysis includes a rigorous analysis of the technical viability, credit fundamentals and capital structure of each portfolio company considered for investment and a thorough review of the impact of commodity, credit and industry trends and dislocation events on a potential investment.

We believe EIG Partners' experience and expertise investing across multiple sub-sectors of the energy and infrastructure industries will enable us to build a portfolio that will provide diversification benefits and protection from certain commodity and market risks. While we will consider opportunities within all energy company and project investment sub-sectors, we will focus on companies that appropriately manage their commodity price exposure through the use of hedging with highly-rated counterparties, contracts such as power purchase agreements or tolling agreements and other instruments that seek to minimize the company's exposure to significant commodity price swings.

The Investment Process

Sourcing and Selecting Investments

We expect our relationships with our Advisors to provide us with access to established sources of deal flow. We expect to benefit from transaction opportunities that arise in the ordinary course from their strong brands, established investment infrastructure, significant amounts of investable capital, and deep relationships with leading executives at energy companies, financial institutions and other investment and advisory institutions who are seeking capital or participating in the capital formation process. To enhance our opportunities and increase the amount of investments that we may consider, we intend to further capitalize on proprietary investment opportunities that EIG Partners identifies and develops through primary research, industry activities and deal sourcing skills of its investment professionals.

Due Diligence

Once a potential investment has been identified, the relevant investment team will screen the opportunity and make a preliminary determination concerning whether to proceed with a more comprehensive due diligence review. Because EIG has primary responsibility for the day-to-day operations of our investment portfolio, its professionals will lead our due diligence processes. The objective of the due diligence process is to identify attractive investment opportunities based on the facts and circumstances surrounding an investment and identify applicable business, financial, tax, accounting, structural, legal or other issues in order to determine whether an investment is suitable.

When evaluating the suitability of an investment, we intend to use two primary criteria to screen investment opportunities: (i) are the energy projects technically sound and likely to generate the expected cash flows and (ii) are the management teams sufficiently experienced and capable of executing the business plan the investment would support. We seek to invest in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing energy experience and a successful operating track record. We favor companies in which management's incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership. This review will consider industry dynamics, the company's competitive position, the quality and track record of the company's management team, margin stability, industry and company trends, pricing terms, expected returns, credit structure, credit ratings, and historical and projected financial data. EIG's investment professionals may meet with a prospective portfolio company's management or use the services of outside advisors and industry experts as appropriate to assist them in the due diligence process. We expect to have access to the full available resources of both our Advisors.

Transaction Structuring and Execution

In addition to due diligence, we believe that structuring transactions appropriately is a key factor to producing strong investment results under any economic conditions. Accordingly, we will actively consider transaction structures and seek to negotiate terms that provide opportunities for superior risk-adjusted returns while still addressing the financing and business needs of the prospective portfolio company. To accomplish this goal, we will work with the management teams and other financing providers to structure a financing package that will work for all parties and establish how an investment is expected to perform relative to other sources of capital. Relevant investment features may include investment seniority, collateral packages, cash interest payments, payment-in-kind ("PIK") interest payments, amortization schedules for principal repayments, redemption features, maturity dates, sinking fund provisions, covenants and pricing terms.

In the case of debt investments, we will seek to structure each transaction in a manner that protects our rights and manages our risk while creating incentives for the prospective portfolio company to achieve its business plan and improve its stability of cash flow. For example, in addition to seeking a more senior position in the capital structure of our portfolio companies, we may limit the downside potential of our investments by:

•  structuring the investments so that our interests are generally secured by shares or assets;

•  seeking inflation protection potential through equity participation;

•  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•  incorporating meaningful prepayment protection, "call protection" or "put" rights into the investment structure; and

•  negotiating affirmative and negative covenants, reporting requirements, default penalties, lien protection, change of control provisions, board participation as directors or observers, and other creditor rights that protect our capital while affording the portfolio company as much flexibility in managing its business as is prudent.

Our debt investments may be accompanied by yield enhancements, such as royalty interests in oil and gas properties, warrants, options, net profits interests, cash flow participations or other forms of equity participation that can provide additional consideration or "upside" in a transaction. Because warrants and other similar rights generally require only a nominal cost to exercise, they may generate additional investment returns with little incremental cost to us. We may also structure warrants and other similar rights to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these investments that enhance the transferability of our investment.

Each investment that we make will require the approval of both of our Advisors. Once an investment has received the approval of both our Advisors, the transaction may be effected. Certain affiliated co-investment transactions may also require review and approval by our independent trustees. See "Management."

Monitoring Investments

Our Advisors seek to meet regularly to discuss and review our portfolio. Because EIG has primary responsibility for the day-to-day management of our portfolio, its professionals will lead our ongoing portfolio monitoring process. Effective investment monitoring is considered an important priority of our Advisors' investment teams and senior management. Close contact with management, efficient flow of information and ongoing analysis form the basis of the monitoring process. Investment documents may require that portfolio companies submit financials, generally quarterly. We also receive regularly updated reserve reports and independent engineer reports, depending on deal- type. The amount and frequency of additional information received varies substantially by company or project deal. Certain oil and gas portfolio companies, with the most sophisticated infrastructure, provide daily or weekly production data. Deal leads, engineers and analysts collaboratively use all information provided by portfolio companies to continually update the assumptions that drive investment models throughout the life of each investment. In the event that an investment is not performing as expected, encounters delays or reports results that meaningfully diverge from projections, investment team will seek to schedule additional meetings with management and will monitor more aggressively such investments. On a quarterly basis, our Advisors undertake an asset-by-asset review of all current investments in the portfolio. Macro factors affecting investments in the portfolio are also discussed, as well as investment forecasts, realized actuals as compared to previous forecasts, and coverage ratios using multiple metrics. In addition, qualitative information specific to each investment, including management changes, operational issues, environmental, social and governance issues, or pending litigation, will be reviewed in conjunction with the quarterly monitoring process.

Exiting Investments

We will seek to invest in companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. We expect this internally generated cash flow to be a key means through which we will receive timely payment of interest and loan principal. Additionally, we will attempt to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common stock. Such third-party transactions may be particularly important in realizing capital gains through the equity portions of our investments. We may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances otherwise warrant.

Borrowings

The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements, securities lending agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). The Fund does not presently intend to obtain leverage through preferred stock. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund's assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and "uncovered" transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund "covers" its commitment under these transactions, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares). The Fund will "cover" its applicable positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered "uncovered." The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of Triloma, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and return for Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund Shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations ("NRSROs") and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede Triloma in managing the Fund's portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund's investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations and could also restrict the ability of the Fund to conduct quarterly tender offers. Such restrictions could cause Triloma to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Shareholders to change fundamental investment policies.

TYPES OF INVESTMENTS AND RELATED RISKS

Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the investment program of the Fund changes or develops over time, an investment in the Fund may be subject to risks not described in this prospectus. The Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.

Risks Relating to Investment Strategies and Fund Investments

Nature of Investment. An investment in the Fund requires a long-term commitment, with no certainty of return, and the financial ability and willingness to accept significant risks and illiquidity. The Fund will invest in a number of securities and obligations that entail substantial inherent risks. Many of the Fund's investments will be highly illiquid, and there can be no assurance that the Fund will be able to realize on such investments in a timely manner. Additionally, the Fund typically will acquire securities that cannot be sold except pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or in a private placement or other transaction exempt from registration under the Securities Act and that complies with any applicable non-U.S. securities laws. Many of the Fund's investments may be in portfolio companies with high levels of debt. Such investments are inherently more sensitive to declines in revenues and to increases in expenses. Changes in general economic conditions and in the energy markets may affect the Fund's activities. Interest rates, general levels of economic activity, the price of securities, the price of commodities, foreign currency exchange rates, the rate of inflation and participation by other investors in the financial markets may affect the value and number of investments made by the Fund or considered for prospective investment. Since the Fund may only make a limited number of investments, and since the Fund's investments generally will involve a high degree of risk, poor performance by a few of the investments could severely affect the total returns to the Shareholders.

Debt Instruments Risk. The majority of the Fund's investments will be in debt and debt-related securities, including hybrid debt and preferred equity. One of the fundamental risks associated with such investments is credit risk, which is the risk that a company will be unable to make principal and interest payments on its outstanding obligations when due. Adverse changes in the financial condition of a company or in general economic conditions (or both) may impair the ability of such company to make such payments and result in defaults on, and declines in, the value of securities or other investments owned by the Fund. The Fund's return to investors would be adversely impacted if a company in which the Fund invests becomes unable to make such payments when due. There can be no assurance that a portfolio company will generate sufficient cash to service its contractual obligations to the Fund, and, in any such case, the Fund may suffer a partial or total loss of invested capital.

Although the Fund may invest in investments that the Advisors believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund's investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. As discussed above under "—Subordinated and Unsecured or Partially Secured Loan Risk," the Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

The Fund's investments may be subject to early redemption features, refinancing options, prepayment options or similar provisions that, in each case, could result in the company repaying the principal on an obligation held by the Fund earlier than expected. This may happen, for example, when there is a decline in interest rates. In addition, depending on fluctuations in the equity markets, warrants and other equity securities held by the Fund may become worthless. Debt and debt-related investments are also subject to other creditor risks, including (i) the possible invalidation of investment transactions or payment in connection with such transactions as fraudulent conveyances or preferential payments under relevant creditors' rights laws or the subordination of claims under so-called "equitable subordination" common law principles, (ii) so-called "lender liability" claims by the issuer of the obligations and (iii) environmental or other liabilities that may arise with respect to collateral securing the obligations.

Certain investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In such cases, a portfolio company's ability to repay the principal of an investment may be dependent upon the ability to refinance or a liquidity event or the long-term success of the company, the occurrence of which is uncertain. A debt obligation that is fully bearing PIK interest will generally have a higher risk of non-payment of interest since there will be no cash payments of interest from the borrower prior to maturity or refinancing. Debt instruments may be subject to fluctuations due to changes in interest rates and companies' credit quality. Also, a default on debt or other investments held by the Fund or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's asset value.

Senior Loan Risk. In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements resulting from certain floating rate debt features of the borrower's obligations. The value of the Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured loans or affecting borrowers generally.

Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual term of a senior loan to be shorter than its stated maturity.

The Fund will typically acquire senior loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral.

Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Secured Loans Risk. The assets of the Fund's portfolio are expected to include secured loans. The factors affecting a borrower's secured loans, and its overall capital structure, are complex. While a borrower's secured debt generally has priority over its unsecured debt, this is not always the case. For example, some secured loans may involve liens only on specified assets of an issuer. Furthermore, in the event of a filing by a borrower under Chapter 11 of the U.S. Bankruptcy Code, as amended (the "Bankruptcy Code"), the Bankruptcy Code authorizes the borrower to use a creditor's collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the borrower provides "adequate protection" (as determined by the presiding bankruptcy judge) that may consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Fund's collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund's recovery on its secured debt investments.

The Fund may make investments in loans that are syndicated to a number of different financial market participants. The documentation governing the facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments or the exercise of remedies. Under the Bankruptcy Code, voting to accept or reject the terms of a restructuring of a credit pursuant to a Chapter 11 plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control decisions in respect of its debt holdings, including certain amendments, waivers, exercises of remedies, restructurings or reorganizations.

Second Lien-Debt Risk. The Fund's investments in second-lien loans will entail risks, including (i) the subordination of the liens securing the Fund's claims to a senior lien in terms of the coverage and recovery of the collateral and (ii) the prohibition of, or limitation on, the right to foreclose on a second lien or exercise other rights as a second-lien holder (including unsecured creditors' rights) in certain instances. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan.

Subordinated Debt Investments Risk. The Fund intends to make investments in hybrid debt instruments at different levels of a company's capital structure, including subordinated debt instruments, which involve a high degree of risk with no certainty of any return of capital. Although subordinated debt obligations are senior to common stock and other equity securities in the capital structure, they may be subordinated to large amounts of senior debt and are often unsecured. The ability of the subordinated debt holders to influence a company's affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors. For example, under the terms of subordination agreements, senior creditors are typically able to block the acceleration of the subordinated debt or other exercises by the subordinated creditors of their rights. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all.

Certain of the Fund's debt investments may be unsecured and may be structurally or contractually subordinated to substantial amounts of indebtedness, all or a significant portion of which may be secured. Such debt investments may not be protected by financial covenants or limitations upon additional indebtedness or the provision of collateral to other indebtedness, and there may be no minimum credit rating (or any credit rating) for such debt investments.

Adverse changes in the financial condition of a company or in general economic conditions (or both) may impair the ability of such company to make payments on its debt and result in defaults on, and declines in, the value of its subordinated debt more quickly than in the case of the senior debt obligations of such company. The Fund may incur expenses if it is required to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, a defaulted or non-performing debt investment may be the subject of substantial and lengthy workout or restructuring negotiations. Such negotiations may result in a reduction of principal, delay in the payment of principal, change of interest rate and/or other substantial changes in terms that may affect the value of such investment and the cash flows from such portfolio company. The ability of the Fund to influence such negotiations may be limited. If the Fund does not provide a majority (or, in certain cases, a greater proportion) of such financing, it may not be able to control the restructuring of such debt or direct the exercise of remedies upon the occurrence of an event of default under such debt. The Fund's remedies with respect to the collateral securing such loan will be subject to the decisions made by other lenders to a portfolio company, which decisions may be inconsistent with the interests of the Fund. Even where the Fund has effective control over the portfolio company, relevant jurisdictions may refuse to enforce certain remedies sought by the Fund.

If a portfolio company becomes subject to insolvency proceedings in any jurisdiction, the rights of holders of subordinated debt may be adversely affected. Such proceedings and related laws and remedies may vary substantially from jurisdiction to jurisdiction, may create the right of such portfolio company to avoid certain unfavorable contracts or obligations and may result in significant delay and/or limitations on repayment of amounts owed to the Fund. With respect to the Fund's investments in the form of subordinated debt instruments, upon any distribution to the relevant borrower's creditors in a bankruptcy, liquidation or reorganization or similar proceeding, the holders of such borrower's senior and/or secured indebtedness (to the extent of the collateral securing such obligation) will be entitled to be paid in full before any payment may be made on the Fund's investment. In the event of a bankruptcy, liquidation or reorganization or similar proceeding relating to such a borrower, the Fund will typically participate with all other holders of such borrower's indebtedness in the assets remaining after the borrower has paid all of its senior and/or secured indebtedness (to the extent of the collateral securing such obligation). Such borrower may not have sufficient funds to pay all of its creditors and the Fund may receive nothing, or less, ratably, than the holders of senior and/or secured indebtedness of such borrower or the holders of indebtedness that is not subordinated. If a borrower were to file for protection under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code authorizes the borrower to restructure the terms of repayment of a class of debt even if the class fails to accept the restructuring, as long as the restructured terms are "fair and equitable" to the class and certain other conditions are met.

Non-Performing and Distressed Debt. It is anticipated that certain debt instruments purchased by the Fund will be non-performing and possibly in default. Furthermore, the borrower or relevant guarantor may also be in bankruptcy or liquidation. The Fund may also invest in debt instruments that are performing but are currently distressed and have a high risk of becoming non-performing. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund's only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Covenant Breach Risk. A borrower may fail to satisfy financial or operating covenants imposed by the Fund or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such Fund's ability to meet its obligations under the debt or equity investments that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants.

Prepayment and Maturity Extension Risk. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it may receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund purchases such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income investments, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect ultimate timing of cash flows.

No Control Over Portfolio Companies. The Fund does not expect to control most of its portfolio companies, although its debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve the Fund's interests as a debt investor. A portfolio company may make decisions that could decrease the value of the Fund's portfolio holdings. In addition, where the Fund is entitled to occupy a seat on the board of a portfolio company, such involvement may prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

High-Yield Instruments Risk. The Fund may invest in debt securities and instruments that are classified as "higher-yielding" (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the company's failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter ("OTC") marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high-yield securities periodically experiences periods of significant volatility and reduced liquidity, which may make it difficult for the Fund to sell such securities or could result in the Fund receiving lower prices for such securities than those used in calculating the Fund's NAV. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major global economic recessions may severely disrupt the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon in a timely manner or at all, thereby increasing the incidence or severity of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.

Mezzanine Investments Risk. The Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company's assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a "fraudulent conveyance"; (ii) the recovery as a "preference" of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called "lender liability" claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) pay interest or a dividend, but generally at a lower yield than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their partial fixed-income characteristics; and (iii) provide the potential for capital appreciation (or the risk of capital depreciation) if the market price of the underlying common stock increases (or decreases).

The value of a convertible security is a function of its "investment value," or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its "conversion value," or the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with, all else equal, investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are generally subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

Equity Securities Risk. The Fund's capital may be invested in equity securities. The Fund may structure its hybrid debt investments to carry certain equity features, such as warrants, options, net profits interests, royalties, cash flow participations and similar instruments. In addition, certain hybrid debt investments may be convertible, by the terms thereof, into equity securities after a triggering event. The Fund may also make complex investments in equities through structured equity products.

Equity securities will generally be the most junior in what typically will be a complex capital structure, and thus subject to the greatest risk of loss. Certain of the Fund's investments may be in businesses with little or no operating history. Depending on changes in the financial condition of a portfolio company, fluctuations in the equity markets and other factors, the Fund's investments in equity securities or participations, and/or in instruments convertible into equity securities, may become worthless.

Energy Sector Risk. Many entities in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. As a result, the Fund will be concentrated in the energy sector, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting that sector. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of investment instruments of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. Companies operating in the energy sector are subject to specific risks, including, but not limited to, the following:

Commodity Pricing Risk. Companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of companies operating in the energy sector.

Supply and Demand Risk. Companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Depletion Risk. Energy reserves naturally deplete as they are consumed over time. Companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of companies operating in the energy sector may be adversely affected if they, or the companies to which they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Environmental and Regulatory Risk. The energy sector is highly regulated. Companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.

There is an inherent risk that companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy assets could subject an entity to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: the Federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the Federal Resource Conservation and Recovery Act and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, also known as "Superfund," and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Pipeline companies are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to tariff rates these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline entity could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline entity and its ability to make cash distributions to its creditors or equity owners. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could be enacted in the future that would significantly increase compliance costs and remediation costs, thus adversely affecting the financial performance of companies in the energy sector. Companies in the energy sector may not be able to recover remediation costs from insurance.

Hydraulic fracturing, or "fracking," is a relatively new technique for releasing and extracting oil and natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious environmental issues, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain portfolio companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the U.S. Environmental Protection Agency (the "EPA") has legal authority to deal with climate change under the Clean Air Act, the EPA and the U.S. Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions, and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy and/or raise costs of operating energy-related businesses, which may adversely affect the total return of certain of the Fund's investments.

Weather Risk. eather plays a role in the seasonality of some energy companies' cash flows. Companies in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane companies experience decreased demand for their product. Although most companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of energy companies.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An entity's ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, a company could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Catastrophic Event Risk. Companies operating in the energy sector are subject to many dangers inherent in the exploration, production, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies operating in the energy sector. Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to service their obligations or pay distributions to shareholders.

Acquisition Risk. Energy investments owned by the Fund may depend on the related portfolio company's ability to make acquisitions that increase adjusted operating surplus per unit in order to increase cash flow. The ability of such companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that companies are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to increase cash flow will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions. Furthermore, even if an energy company does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.

Industry Specific Risks. Companies operating in the energy sector are also subject to risks that are specific to the industry in which they operate.

Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. Midstream companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and cash flow.

Downstream. Downstream companies are businesses engaged in refining, marketing and other "end-customer" distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

Oil. In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain companies and the oil industry in general.

Oilfield Services. The oilfield services business involves a variety of operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards such as oil spills, natural gas leaks, ruptures or discharges of toxic gases. If any of these should occur, such companies could incur legal defense costs and could suffer substantial losses due to injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties, and suspension of operations. Any horizontal and deep drilling activities involve greater risk of mechanical problems than vertical and shallow drilling operations. Adverse developments affecting the oil and natural gas industry or drilling activity, including sustained low natural gas prices, a decline in oil or natural gas liquids prices, reduced demand for oil and natural gas products and increased regulation of drilling and production, could have a material adverse effect on a company's business, financial condition and results of operations.

Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company's costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Hydraulic fracturing involves the injection of water, sand or an alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Recently, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. The U.S. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act (the "SDWA"), including legislation that would repeal the exemption for hydraulic fracturing from the definition of "underground injection" and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance on February 11, 2014 addressing the performance of such activities using diesel fuels in those states where EPA is the permitting authority.

Presently, hydraulic fracturing is regulated primarily at the state level, typically by state oil and natural gas commissions and similar agencies. Several states, such as Texas and Pennsylvania, have either adopted or proposed laws and/or regulations to require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. The availability of information regarding the constituents of hydraulic fracturing fluids could make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings based on allegations that specific chemicals used in the fracturing process could adversely affect groundwater. Disclosure of proprietary chemical formulas to third parties or to the public, even if inadvertent, could diminish the value of those formulas and could result in competitive harm to companies. Various federal, state and local limitations may prohibit or restrict drilling and hydraulic fracturing operations in certain locales including geographic locales considered environmentally sensitive such as wetlands, endangered species habitats, floodplains, and the like. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company's business.

Oil Rig Services. The April 20, 2010 blowout and oil spill at the BP Deepwater Horizon oil rig has prompted the federal government to impose heightened regulation of oil and gas exploration and production on the outer continental shelf ("OCS") to improve offshore safety systems and environmental protection regulations have been issued which have increased the complexity of the drilling permit process and may limit the opportunity for some operators to continue deepwater drilling in the U.S. Gulf of Mexico, which could adversely affect a company's financial operations. For example, the U.S. government has indicated that before any recipient of a deepwater drilling permit may resume drilling, (i) the operator must demonstrate that containment resources are available promptly in the event of a deepwater blowout, (ii) the chief executive officer of the operator seeking to perform deepwater drilling must certify that the operator has complied with all applicable regulations and (iii) the Bureau of Ocean Energy Management ("BOEM") and the Bureau of Safety and Environmental Enforcement ("BSEE") will conduct inspections of such deepwater drilling operation for compliance with the applicable regulations.

Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. Coal companies are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

Marine Transportation. Marine transportation (or "tanker") companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies and the companies that conduct business with tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company investments in the Fund's portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Limited Portfolio Companies Risk. The Fund seeks to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe that it believes offer potentially exceptional risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. As a result, the Fund's portfolio may be concentrated in a limited number of portfolio companies and industries. The Fund's investments may be concentrated in relatively few industries or portfolio companies. As a result, the aggregate income and returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. Additionally, a downturn in the energy industry in which the Fund is invested could also significantly impact the aggregate income and returns it realizes.

Derivatives Risk. The Fund's derivatives investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the possible default of the counterparty to the transaction, known as "counterparty risk"; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Derivative investments generally give rise to a form of financial leverage, which will magnify the Fund's risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Advisors to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The Dodd-Frank Act has initiated a significant revision of the U.S. financial regulatory framework for derivatives instruments that will continue to unfold over several years and has impacted, and will likely continue to impact, the use of derivatives. The regulations that have been implemented pursuant to the Dodd-Frank Act have or will impose restrictions on parties that utilize derivatives, including the Fund and its counterparties. In particular, Title VII of the Dodd-Frank Act sets forth a new legislative framework for derivatives in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the Commodity Futures Trading Commission (the "CFTC") to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The new law and the CFTC's and SEC's new regulations may negatively impact the Fund's ability to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and the cost of doing business, which could adversely affect investors. Certain of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivatives instruments into which the Fund may enter, is not yet certain.

Swap Risk. Swaps transactions, like other financial transactions, involve a variety of significant risks. The specific risks presented by a particular swap transaction necessarily depend upon the terms of the transaction and the Fund's circumstances. In general, however, all swaps transactions involve some combination of market risk, credit risk, counterparty credit risk, funding risk, liquidity risk, and operational risk. Highly customized swaps transactions in particular may increase liquidity risk, which may result in a suspension of redemptions. Highly leveraged transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Advisors to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a transaction prior to its scheduled termination date.

Options and Futures Risk. The Fund may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities. The Fund will "cover" its options and futures positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of a put option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Advisors' ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Structured Products Risk. The Fund may invest in structured products, consisting of, among other things, collateralized loan obligations ("CLOs") and credit-linked notes. CLOs and structured products are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks.

In some instances, such as in the case of most CLOs, structured products are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults on or the relevant collateral otherwise underperforms, in most cases, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

The Fund may have the right to receive payments only from the structured product, and generally would not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in continuing to obtain short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Collateralized Debt Obligations. Cash flows in a collateralized debt obligation ("CDO") are split into two or more tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the underlying pool of bonds and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CDO securities as a class. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities may not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by an NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced "fire sale" liquidations due to technical defaults such as coverage test failures; and (viii) the CDO's manager may perform poorly.

Liquidity Risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid, as determined by using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund recovers upon the sale of such investments. Illiquid and restricted investments may also be more difficult to value, especially in challenging markets. The Advisors' judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted investments may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered investment, the Fund, where it has contractual rights to do so, may have to cause such investment to be registered. A considerable period may elapse between the time the decision is made to sell the investment and the time the investment is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of investments vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the investments. In either case, the Fund would bear market risks during that period.

To the extent that the traditional dealer counterparties that engage in debt trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to "make markets") that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the debt markets. Additionally, market participants other than the Fund may attempt to sell debt holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Valuation Risk. Unlike publicly-traded common stock which trades on national exchanges, there is no central place or exchange for the securities or instruments in which the Fund intends to invest. Loans, bonds and certain other debt securities, for example, generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans, bonds and certain other debt securities may carry more risk than that of common stock which trades on national exchanges. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan, bond or other debt investment is sold in the market, the amount received by the Fund will be less than the value of such loan, bond or other debt investment carried on the Fund's books.

Leverage Risk. The Fund's use of leverage could create the opportunity for a higher income and return for investors but would also result in special risks for investors and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Fund's income and return may be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Fund's income and return will be less than if leverage had not been used. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed.

Illustration. The following table illustrates the effect of leverage on returns from an investment in Fund Shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $199.5 million in average total assets, (ii) an average cost of funds of 3%, (iii) $49.5 million in borrowings outstanding and (iv) $150 million in average Shareholders' equity. In order to compute the "Corresponding Return to Shareholders," the "Assumed Return on the Fund's Portfolio (net of expenses)" is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed average cost of funds times the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders' equity to determine the "Corresponding Return to Shareholders." Actual interest payments may be different.

Assumed Return on the Fund's Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Net Return to Shareholders	(14.29)%	(7.64)%	(0.99)%	5.66%	12.31%

Similarly, assuming (i) $199.5 million in average total assets, (ii) an average cost of funds of 3%, and (iii) $49.5 million in borrowings outstanding, the Fund's assets would need to yield an annual return (net of expenses) of approximately 0.75% in order to cover the annual interest payments on the Fund's outstanding borrowings.

Contingent Liabilities. From time to time, the Fund may incur contingent liabilities in connection with an investment. For example, the Fund may purchase a revolving credit facility from a lender that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, and may, on the other hand, enter into agreements through which third parties offer default protection to the Fund.

Cost of Capital and Net Investment Income Risk. If the Fund uses debt to finance investments, its net investment income may depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund's net investment income. In periods of rising interest rates when it has debt outstanding, the Fund's cost of funds may increase, which could reduce the Fund's net investment income. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit its ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund's business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund's debt investments, particularly to the extent that it holds floating rate debt securities. Accordingly, assuming the Fund's portfolio consists primarily of floating rate investments, an increase in interest rates would make it easier for the Fund to meet or exceed the Incentive Fee hurdle rate and may result in a substantial increase of the amount of Incentive Fees payable to the Advisors with respect to pre-incentive fee net investment income. See "Management and Incentive Fees."

Bankruptcy and Other Proceedings. Certain debt investments in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such investments were entered into with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the company receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the creation of the investments was a fraudulent transfer or conveyance, the court could void the payment obligations under the investments, further subordinate the securities to other existing and future indebtedness of the company or require the Fund to repay any amounts received by it with respect to the investments. In addition, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. If the Fund, Triloma or EIG is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or investors of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty, whether implied or contractual, of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or investors. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

Because affiliates of, or persons related to, Triloma or EIG may hold equity or other interests in portfolio companies of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Reinvestment Risk. The Fund may reinvest the cash flows received from an investment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for investments with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of an investment in a portfolio company.

Small-Cap and Mid-Cap Risk. The Fund may invest in smaller and midsize companies and the securities of such portfolio companies tend to be more volatile and less liquid than those of larger companies. The markets for these investments are also less liquid than those for larger companies. This set of facts can adversely affect the prices at which the Fund can sell these investments, and thus the value of the Shares.

Fraud Risk. A major concern when investing in loans and other debt investments is the possibility of a material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Market and Economic Risks. The Fund and its portfolio companies may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Fund's control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Fund's investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by Triloma, EIG or their affiliates will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This reaction is sometimes referred to as "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Non-U.S. Investments Risk. There are additional risks associated with non-U.S. investments, including the following: the unpredictability of international trade patterns; the possibility of governmental actions adverse to business generally or to non-U.S. investors in particular; changes in taxation, fiscal and monetary policies or imposition or modification of controls on non-U.S. currency exchange, repatriation of proceeds, or non-U.S. investment; the imposition or increase of withholding taxes on income and gains; price volatility; absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation which may result in lower quality information being available and less developed corporate laws regarding fiduciary duties and the protection of investors; governmental influence on the national and local economies; and fluctuations in currency exchange rates. In addition, collateral that is located outside of the United States may be subject to various creditor-protection laws, depending on the country and the issuer, which laws may differ substantially from those applicable in the United States. Repatriation of investment income, capital and the proceeds from sales of securities by non-U.S. investors such as the Fund may require governmental registration and approval in some countries. The Fund could be adversely affected by delays in or a refusal to grant required governmental registration or approval for any such proposed repatriation.

In addition, non-U.S. investments may be denominated in currencies other than the U.S. dollar, and hence the value of such investments will depend in part on the relative strength of the U.S. dollar. The Fund may be affected favorably or unfavorably by currency control regulations or changes in the exchange rate between non-U.S. currencies and the U.S. dollar. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging operations. There can be no assurance as to the success of any hedging operations that the Fund may implement. See "Currency Hedging Risk" below.

Emerging Markets Risk. The Fund may invest in investments located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Currency Hedging Risk. The Advisors may seek to hedge all or a portion of the Fund's foreign currency risk. However, the Advisors cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Arbitrage Risk. The Fund may engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks, including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Advisors will be able to hedge the Fund's investment portfolio in the manner necessary to employ successfully the Fund's strategy.

Market Developments. Although the U.S. and foreign markets are not currently experiencing the same levels of disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of borrowers to obtain financing or refinancing for their investment or operations. In particular, because of volatile conditions in the credit markets, borrowers may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for their obligations.

For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower's ability to meet its obligations. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors.

Restrictions on Entering Into Affiliated Transactions. The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund will generally be prohibited from buying any investments from or selling any investments to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund's outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% of the outstanding voting securities of Triloma or EIG; or (iii) any person in which Triloma or EIG or a person controlling or under common control with Triloma or EIG owns, directly or indirectly, 5% of such person's voting securities. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5% of the voting securities of the Fund, Triloma or EIG, or is under common control with the Fund, Triloma or EIG, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person's affiliates, or entering into "joint" transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund's ability to transact business with its officers or Trustees or their affiliates.

The Fund is permitted to co-invest with certain entities affiliated with Triloma or EIG in transactions originated by Triloma or EIG or their respective affiliates subject to an exemptive relief granted by the SEC ("Exemptive Relief") and in accordance with existing regulatory guidance and the allocation policies of Triloma, EIG and their respective affiliates, as applicable. These co-investments transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and other participating accounts.

Notwithstanding certain co-invest transactions permitted under the Exemptive Relief referenced above, entering into certain transactions that are deemed "joint" transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to impermissible joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with borrowers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, Triloma and EIG may avoid allocating an investment opportunity to the Fund that it would otherwise allocate, subject to Triloma's and EIG's then-current allocation policies and any applicable exemptive orders (including the Exemptive Relief referenced above), and to Triloma's and EIG's obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Fund and other accounts advised by Triloma and EIG and policies related to approval of investments.

Lack of Funds to Make Additional Investments Risk. The Fund may not have the funds or ability to make additional investments in its portfolio companies. After the Fund's initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund's part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for it to increase its participation in a successful operation or may reduce the expected return on the initial investment.

Funding Future Capital Needs Risk. The net proceeds from this offering may be used for the Fund's investment opportunities, operating expenses and for payment of various fees and expenses such as the Management Fee, Incentive Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to it. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, or at all, the Fund's ability to acquire investments and to expand the Fund's operations will be adversely affected. As a result, the Fund would be less able to allocate its portfolio among various companies and industries and achieve its investment objectives, which may negatively impact its results of operations and reduce its ability to make distributions.

Uncertain Exit Strategies. Due to the illiquid nature of some of the positions which the Fund is expected to acquire, as well as the risks associated with the Fund's investment strategies, the Fund is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.

Other Risks Relating to the Fund

Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company with limited operating history. Although key personnel of the Advisors have had extensive investment experience, the Fund is a recently formed entity with limited operating history upon which to evaluate its likely performance. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives.

Senior Management Personnel of Triloma and EIG. Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Advisors. The Advisors evaluate, negotiate, structure, execute, monitor and service the Fund's investments. The Fund's future success depends to a significant extent on the continued service and coordination of the Advisors and their senior management team. The departure of any members of the Advisors' senior management team could have a material adverse effect on the Fund's ability to achieve its investment objectives. Likewise, the departure of any key employees of EIG may impact its ability to render services to the Fund under the terms of the Investment Sub-Advisory Agreement.

The Fund's ability to achieve its investment objectives depends on the Advisors' ability to identify, analyze, invest in, finance and monitor companies that meet the Fund's investment criteria. The Advisors' capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund's investment objectives, the Advisors may need to hire, train, supervise and manage new investment professionals to participate in the Fund's investment selection and monitoring process. The Advisors may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund's investment process could have a material adverse effect on the Fund's business, financial condition and results of operations.

In addition, both the Investment Advisory Agreement and the Investment Sub-Advisory Agreement have termination provisions that allow the Fund to terminate the agreements without penalty. The Investment Advisory Agreement and the Fund Administration Agreement may be terminated at any time, without penalty, by Triloma, upon 120 days' notice to the Fund. The Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 120 days' written notice by EIG or, if the Board or the holders of a majority of the Fund's outstanding voting securities determine that the Investment Sub-Advisory

Agreement with EIG should be terminated, by Triloma. If either agreement is terminated, it may adversely affect the quality of the Fund's investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace Triloma or EIG. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing facility into which the Fund may enter, which could have a material adverse effect on the Fund's business and financial condition.

Triloma and EIG Relationships. The Fund expects that the Advisors will depend on their relationships with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships, to provide it with potential investment opportunities. If the Advisors fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Advisors have relationships are not obligated to provide the Fund with investment opportunities and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Triloma and EIG Incentive Fee Risk. The Investment Advisory Agreement and Investment Sub-Advisory Agreement entitles the Advisors to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Advisors incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund's portfolio or if the Fund incurs a net loss for that quarter.

The Incentive Fee payable by the Fund to the Advisors may create an incentive for it to make investments on the Fund's behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Advisors is determined may encourage it to use leverage to increase the return on the Fund's investments. In addition, the fact that the Management Fee is payable based upon the Fund's average daily gross assets, which would include any borrowings for investment purposes, may encourage the Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood or severity of default, which would disfavor Shareholders. Such a practice could result in the Fund's investing in more speculative investments than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Shares Not Listed; No Market for Shares. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund's strategy. The NAV of the Shares may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. Because exchange-traded closed-end funds do not redeem shares, they also could execute the Fund's buy-and-hold strategy. Because an exchange-traded closed-end fund's shares can trade at a discount to NAV, they may present a more attractive opportunity to investors.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a typical traded investment. An investor should not invest in the Fund if the investor needs a liquid investment.

Competition for Investment Opportunities. The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund's competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund's competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund's competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors' pricing. If the Fund is forced to match its competitors' pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund's competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund's competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

Insufficient Capital Raise Risk. There is no assurance that the Fund will raise sufficient proceeds in this offering to allow the Fund to purchase a portfolio of investments allocated among various companies and industries and generate income sufficient to cover the Fund's expenses. As a result, the Fund may be unable to achieve its investment objectives and an investor could lose some or all of the value of his or her investment in the Fund.

"Best-Efforts" Offering Risk. This offering is being made on a best efforts basis, whereby Triloma Securities and Selected Broker-Dealers participating in the offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the Shares.

No Independent Due Diligence Review Risk. Triloma Securities is an affiliate of the Fund. As a result, its due diligence review and investigation of the Fund and this prospectus cannot be considered to be an independent review. Therefore, an investor does not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a public securities offering.

Inadequate Network of Broker-Dealer Risk. The success of the Fund's continuous public offering, and correspondingly the Fund's ability to implement its investment objectives and strategies, depends upon the ability of Triloma Securities to establish, operate and maintain a network of Selected Broker-Dealers to sell the Shares. If Triloma Securities fails to perform, the Fund may not be able to raise adequate proceeds through the Fund's continuous public offering to implement the Fund's investment objectives and strategies. If the Fund is unsuccessful in implementing its investment objectives and strategies, an investor could lose all or a part of his or her investment in the Fund.

Fluctuations in Results. The Fund could experience fluctuations in its operating results due to a number of factors, including the Fund's ability or inability to make investments in companies that meet the Fund's investment objectives, the interest rate payable on the debt instruments it acquires, the level of the Fund's expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time, and repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. If and when the Fund makes repurchase offers, the Fund may offer to repurchase Shares at a price that is lower than the price that Shareholders paid for Shares in this offering. As a result, to the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be based on the NAV per Share in effect on the date of repurchase, may be lower than the price that such Shareholder paid for Shares in this offering.

In addition, in the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate a portion of its investment portfolio more rapidly than otherwise desirable in order to raise cash to fund the repurchases. This could have a material adverse effect on the value of the Shares. Substantial repurchases of Shares could also result in a sizeable decrease in the Fund's net assets, resulting in an increase in the Fund's total annual operating expense ratio.

Distribution Payment Risk. The Fund cannot assure an investor that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund's earnings, the Fund's net investment income, the Fund's financial condition, maintenance of the Fund's RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund's distributions may constitute a return of capital to the Fund. To the extent that the Fund pays distributions to Shareholders, such Fund distributions would similarly constitute a return of investor capital and will lower an investor's tax basis in his or her Shares. A return of capital generally is a return of an investor's investment rather than a return of earnings or gains derived from the Fund's investment activities.

Investment Dilution Risk. The Fund's investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund's declaration of trust authorizes it to issue an unlimited number of Shares. A majority of the Board may amend the Fund's declaration of trust. After an investor purchases Shares, the Board may elect to sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, an investor's percentage ownership interest in the Fund will be diluted.

Anti-Takeover Risk. The Fund's declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. The Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred shares; and the Board may, without Shareholder action, amend the Fund's declaration of trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Conflicts of Interest Risk. Triloma, EIG and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of Triloma's and EIG's time and resources between the Fund and other investment activities; compensation payable by the Fund to Triloma and its affiliates; competition with certain affiliates of Triloma or EIG for investment opportunities; the due diligence review of the Fund by Triloma Securities, which is an affiliate of Triloma; investments at different levels of an entity's capital structure by the Fund and other clients of Triloma and EIG, subject to the limitations of the 1940 Act; differing recommendations given by Triloma or EIG to the Fund versus other clients; restrictions on Triloma's and EIG's existing business relationships or use of material non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory, and other relationships by Triloma, EIG or their affiliates; and limitations on purchasing or selling investments to other clients of Triloma, EIG or their respective affiliates and on entering into "joint" transactions with certain of the Fund's, Triloma's or EIG's affiliates.

Portfolio Fair Value Risk. Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There may not be a public market for the securities of the privately-held companies in which the Fund may invest. Many of the Fund's investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary markets for institutional investors. As a result, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to Triloma. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund's investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund's valuation process. Valuations of Fund investments are disclosed quarterly in reports filed with the SEC. See "Determination of Net Asset Value."

Certain factors that may be considered in determining the fair value of the Fund's investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company's earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these investments existed. Due to this uncertainty, the Fund's fair value determinations may cause the Fund's NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, its Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single entity than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Risks Relating to the Fund's RIC Status. The Fund has qualified and intends to continue to qualify and be eligible to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to Shareholders. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. There can be no assurance that the Fund will so qualify and be eligible.

Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities, or (b) net income derived from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal tax purposes (the "Qualifying RIC Income Test"). The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years (the "Qualifying RIC Assets Test"). Failure to meet these diversification requirements on the last day of a quarter of any taxable year may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund.

In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (generally equal to the sum of its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any), determined without regard to any deduction for dividends, paid, plus its net tax-exempt income (if any), to Shareholders (the "RIC Annual Distribution Requirement"). If the Fund fails to qualify or to be subject to tax as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC. So long as the Fund qualifies and remains eligible for RIC treatment under the Code, the Fund will be similarly qualified and eligible for taxation as a RIC as long as the Fund meets the RIC Annual Distribution Requirement.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund's investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having "market discount" and/or original issue discount ("OID") for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the Annual Distribution Requirement. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Fund Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations. In the event the Fund realizes net capital gains from such liquidation transactions, the Fund and, ultimately, its Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

Instruments that are treated as having OID or PIK interest for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID or PIK interest may represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID and PIK interest may create the risk of non-refundable cash payments to the Advisors based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan's loan-to-value ratio at a compounding rate.

A RIC is limited in its ability to claim expenses as deductions in excess of its investment company taxable income. If our otherwise deductible expenses in a given taxable year exceed our taxable gross income, we would incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for U.S. federal income tax purposes have aggregate taxable income for several taxable years that we distribute and that is taxable to our stockholders in excess of the aggregate net income we actually earned during those taxable years. Such distributions may be made from our cash assets or by premature sale, exchange, or other disposition of our investments, if necessary. We may realize gains or losses from such sales, exchanges, or other disposition of our investments. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

A portfolio company in which the Fund invests may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the Qualifying RIC Income Test or otherwise would not count toward satisfying the Qualifying RIC Assets Tests.

Uncertain Tax Treatment. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

The Rescission Offer may not bar claims by certain shareholders relating to our issuance of Shares, and we may continue to be contingently liable for rescission or damages. We are in the process of initiating a rescission offer (the "Rescission Offer") to certain Fund shareholders who purchased Shares between May 1, 2017 and July 5, 2017 (the "Affected Shares"). Although the Fund went effective with a post-effective amendment to its registration statement (including updated financial disclosures) on November 16, 2016, the SEC has taken the position that the Fund was required, on or before April 30, 2017, to further update the financial statements and other information contained or incorporated by reference to include the Fund's updated financial information for the year ended December 31, 2016. It is not certain that the Rescission Offer will have the effect of barring claims relating to the Affected Shares. If a person accepts the Rescission Offer, but subsequently asserts a claim against us for an additional remedy, we would expect to assert that the person's acceptance of the Rescission Offer eliminated any liability we otherwise may have had to that person under section 12 of the Securities Act. Should the Rescission Offer be rejected, we may continue to be contingently liable for rescission or damages under federal law. Generally, the statute of limitations for enforcement of federal statutory rescission rights by a security holder is one year commencing on the date of the sale of the security sold in violation of the federal registration requirements. In addition, the Rescission Offer will not prevent regulators from pursuing enforcement actions or imposing penalties and fines against us with respect to any violations of securities laws. In any event, we do not expect the Rescission Offer to have a material impact on the Fund's financial condition or liquidity.

MANAGEMENT OF THE FUND

General

Pursuant to the Trust's declaration of trust and bylaws, the Fund's business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund's management and operations. The Board consists of five members, three of whom are considered Independent Trustees, one whom is considered an interested person of EIG and one whom is considered an interested person of Triloma. The Trustees are subject to removal or replacement in accordance with Delaware law and the Fund's declaration of trust. The Statement of Additional Information provides additional information about the Trustees.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund's investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Fund pays to Triloma and the compensation Triloma pays to EIG to determine that the provisions of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, are carried out.

As an externally managed investment company, we rely on the services of Triloma as investment advisor under the Investment Advisory Agreement and the services of EIG as investment advisor under the Investment Sub-Advisory Agreement. Triloma also provides administrative services to us under the Fund Administration Agreement. In connection with its services, Triloma has also agreed to provide us with personnel to serve as our appointed officers. While associated with Triloma, our appointed executive officers serve on behalf of our company and consist of our chief executive officer, president, chief financial officer, and chief compliance officer. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments or fees to Triloma pursuant to the Fund Administration Agreement. The management of the Fund's investment portfolio is the responsibility of the Advisors and their investment committees. The Triloma investment committee currently consists of Barry L. Goff, Deryck A. Harmer and Michael I. Wood. The EIG investment committee currently consists of R. Blair Thomas, William C. Sonneborn, Randall S. Wade and Rob H. Johnson.

Management and Investment Personnel

Messrs. Barry L. Goff and Brian T. Gilmore, our two interested trustees, are among the senior executives of Triloma and EIG who provide services to us on behalf of our investment Advisors. Biographies for the senior members of the Triloma and EIG teams who provide services to us are set out below. These include the individuals who will be responsible for the overall management of our activities and the day-to-day management of our investment portfolio.

Barry L. Goff. Mr. Goff serves as our Trustee. Mr. Goff also currently serves as an investment committee member of Triloma. Mr. Goff co-founded and has served as a principal and officer of various affiliates of Triloma Financial Group since 2012. Mr. Goff is responsible for the overall management of private equity and real estate investment opportunities at Triloma Financial Group. From 2003 to 2011, Mr. Goff served as a managing director of Tavistock Group, the private investment vehicle of Forbes Billionaire Joe Lewis. During that time Mr. Goff also served as the chief executive officer of Tavistock Restaurants, where he and his team assembled and operated a portfolio of almost 100 restaurants for Tavistock Group. While with Tavistock Group, from 2009 to 2011, Mr. Goff also organized and led Tavistock Capital Group, a team focused exclusively on originating and investing in various U.S.-based distressed asset opportunities, including the purchase of senior secured debt, the acquisition of a $491 million face value residential loan pool in a joint venture with the FDIC, and the acquisition of the St. Regis Hotel & Residences, a recently-developed world class property located in the heart of Buckhead in Atlanta, Georgia. Prior to joining Tavistock, Mr. Goff spent five years at CNL Financial Group serving as the Chief Investment Officer and President of CNL Restaurant Properties, Inc., where he was responsible for more than $1.4 billion of real estate investments and over $100 million of legacy equity and mezzanine funds. Previously, Mr. Goff practiced law for ten years in Atlanta, Los Angeles and Orlando, Florida. Mr. Goff received a B.S. degree from the University of Central Florida, a J.D. from the University of Florida Levin College of Law, and an L.L.M. from New York University School of Law.

Deryck A. Harmer. Mr. Harmer serves as our President and Chief Executive Officer. Mr. Harmer also currently serves as president, chief executive officer and investment committee member of Triloma, positions that he has held since 2015. Prior to joining Triloma, Mr. Harmer spent over eleven years at CNL Financial Group, most recently as chief strategy officer, member of the operating committee and member of the board of directors for CNL Securities Corp., a FINRA registered broker-dealer. His responsibilities at CNL Financial

Group included a variety of roles across the investment management and capital markets divisions, with experience creating, managing and raising capital for alternative investment vehicles. While at CNL Financial Group, Mr. Harmer also served as senior vice president and launched Corporate Capital Trust, a public non-traded business development company advised by CNL Fund Advisors Company and KKR Asset Management. Mr. Harmer served as senior vice president and investment committee member of CNL Fund Advisors Company, leading its investment and operating activities. Prior to joining CNL Financial Group, Mr. Harmer performed tax services for a broad range of companies at PricewaterhouseCoopers between 2002 and 2003. Mr. Harmer has a B.S., summa cum laude, in Accounting from Florida State University and an M.B.A. with a concentration in Finance from Rollins College.

Elizabeth Strouse. Ms. Strouse serves as our Chief Financial Officer. Ms. Strouse also currently serves as chief financial officer of Triloma, positions that she has held since 2016. Ms. Strouse has extensive accounting, administration and financial reporting experience in the investment management industry. Prior to joining Triloma, Ms. Strouse served as managing director with State Street Corp, primarily responsible for assisting their key asset management clients navigate the complex regulatory environment. From 2009 to 2014, Ms. Strouse served as chief accounting officer of Transamerica Asset Management, providing oversight for approximately $70 billion of assets under management within approximately 190 registered funds, including serving as the principal financial officer, chairman of the valuation committee, and member of various risk committees. Prior to joining Transamerica, Ms. Strouse led the fund administration team at TIAA-CREF and provided assurance services for investment management clients at PricewaterhouseCoopers. Ms. Strouse is a Florida and Massachusetts certified public accountant and received her B.B.A. in Accounting from the University of Michigan, and her M.Acc. in Accounting and Information Systems from the University of South Florida.

Hope L. Newsome. Ms. Newsome serves as our Secretary and Chief Compliance Officer. Ms. Newsome also currently serves as chief compliance officer of Triloma and assistant general counsel to Triloma Securities, all positions held since 2015. Ms. Newsome has extensive experience providing compliance and legal advice to financial institutions. Prior to joining Triloma, Ms. Newsome spent four years as chief compliance officer of Newport Group Securities, a FINRA registered broker-dealer and SEC registered investment adviser with over $21 billion dollars of assets under management. Ms. Newsome also held the positions of general counsel and chief compliance officer at International Assets Advisory, LLC, a firm managing over $124 million in assets, and as director, business practices and controls at AXA Equitable where she led a controls team that managed the review of more than 2,000 financial professionals across the United States. Ms. Newsome received her B.A. from Spelman College, and her J.D. from Barry University School of Law. She is a member of the Florida Bar and holds FINRA Series 7, 24, 53 and 66 licenses.

Michael I. Wood. Mr. Wood serves as investment committee member of Triloma. Mr. Wood co-founded and has served as a principal and officer of various affiliates of Triloma Financial Group since 2012. Mr. Wood has extensive investment, financial and operational management experience. From 2005 to 2011, Mr. Wood served as an executive with Tavistock Group, the private investment vehicle of Forbes billionaire Joe Lewis. Mr. Wood was responsible for sourcing, structuring and closing acquisitions and served as Executive Vice President of Tavistock Group and Chief Operating Officer of Tavistock Capital Group. From 1997 to 2005, Mr. Wood served as an executive officer at CNL Financial Group, with responsibilities including acquisitions, asset management, workouts, treasury, finance and strategic planning. Mr. Wood served as Chief Operating Officer of CNL Restaurant Properties, with responsibility for more than $1.4 billion in real estate assets, and represented the eighteen CNL Income Funds in a $2.5 billion merger with publicly-traded U.S. Restaurant Properties. Prior to joining CNL Financial Group, Mr. Wood spent ten years in the corporate headquarters of Xerox Corporation, where he oversaw strategic real estate finance projects. Mr. Wood received his B.S. in Computer Science and an M.B.A. from The University of North Carolina at Chapel Hill.

Below is biographical information relating to the members of EIG's investment committee and certain members of its management team:

R. Blair Thomas. Mr. Thomas is Chief Executive Officer of EIG Partners, as well as Chairman of the Investment Committee and the Executive Committee. EIG was formerly part of Trust Company of the West where Mr. Thomas was a Group Managing Director and a member of the Board of Directors of TCW Asset Management Company. Prior to joining EIG Partners in 1998, Mr. Thomas was a senior investment officer with the Inter-American Development Bank and a project finance attorney at the law firm of Brown & Wood in New York. Mr. Thomas also served as an advisor on energy and budget policy in the first Bush White House. Mr. Thomas received a BA from the University of Virginia, a JD from New York Law School and an LLM from

Georgetown University Law Center. Mr. Thomas is a member of the Board of Directors of Prumo Logistica and the Jefferson Scholars Foundation at the University of Virginia.

William C. Sonneborn. Mr. Sonneborn is the President of EIG Partners and a member of EIG's Investment Committees and Allocation Committee, and EIG Partners' Executive Committee. Prior to joining EIG Partners, he was a partner of Kohlberg Kravis Roberts & Co. and a member of KKR's Management Committee. Mr. Sonneborn served as CEO of KKR Asset Management (the public markets side of KKR) as well as CEO and Director of KKR Financial Corporation (NYSE: KFN), a publicly traded specialty finance firm. He also sat on the board of Nephila Capital, a $10 billion Bermuda-based hedge fund in which KKR purchased a stake in 2013. Prior to joining KKR, he was with The TCW Group, Inc., most recently as President and Chief Operating Officer. Previously, he worked at Goldman, Sachs & Co. in New York and Hong Kong, where he focused on mergers & acquisitions for financial institutions. Mr. Sonneborn graduated with honors from Georgetown University. He is involved with a variety of non-profit organizations, serving as a director or trustee of the Georgetown University McDonough School of Business, Lucile Packard Foundation for Children's Health at Stanford University, and the San Francisco Zoo.

Rob H. Johnson. Mr. Johnson is a Managing Director and leads EIG's Oil & Gas Direct Lending investment activities in the United States. He is based in the firm's Houston office and serves as a member of the Investment Committee. Mr. Johnson has over 20 years' experience as a leveraged finance banker, including 10 years in the Energy sector. Prior to joining EIG in 2015, Mr. Johnson spent 17 years with Wells Fargo, most recently as Managing Director and Head of Energy & Power Leveraged Finance. In this capacity, he was responsible for originating, structuring and executing pro rata and institutional loans, 2nd lien loans, bridge financing, high yield bonds and mezzanine debt. Prior to Wells Fargo, Mr. Johnson worked for Citicorp Securities in Leveraged Finance, Restructuring Advisory and Loan Syndications. Before beginning his financial career, he served four years in the US Marine Corps. Mr. Johnson earned a B.A. in History from the Sewanee—University of the South, and his M.B.A. from the University of North Carolina—Chapel Hill. He is on the Board of Sewanee's Babson Center for Global Commerce.

Randall S. Wade. Mr. Wade is the Chief Operating Officer for EIG Partners and a member of EIG's Investment Committees and Allocation Committee, and a member of EIG Partners' Executive Committee. He has primary responsibility for the operations and administration of EIG Partners and its investment vehicles. Since joining EIG Partners in 1996, Mr. Wade has filled various roles including head of EIG Partners' structured funds, investment professional with coverage responsibility for Australia and an analyst for oil and gas investments. Prior to joining EIG Partners, Mr. Wade was a Commercial Lending Officer for First Interstate Bank of Texas, where he was responsible for developing a middle-market loan portfolio. Mr. Wade received his BA in Economics and his BBA in Finance from the University of Texas at Austin.

Brian Gilmore. Mr. Gilmore serves as our Trustee. Mr. Gilmore also currently serves as a Senior Vice President of EIG Partners and is one of EIG Partners' investment professionals responsible for the origination, evaluation, negotiation and acquisition of energy and infrastructure investments on a global basis. He is also a portfolio manager for EIG's Global Project Funds. Mr. Gilmore joined EIG Partners in 2002 from Banc of America Securities where he was a Vice President focusing on mergers and acquisitions in the Energy and Power Group. Previously, he was an Associate in the Project and Structured Finance group at Deutsche Banc Securities and also worked for National Economic Research Associates and Cambridge Energy Research Associates. Mr. Gilmore received an AB from Vassar College and an MBA from the University of Chicago.

Rick Caplan. Mr. Caplan is an Executive Director and as Head of Capital Markets is primarily focused on EIG's transaction structuring, financing and capital raising activities interfacing with capital providers and participants in the capital markets. Mr. Caplan joined EIG in 2015 and continues to serve as the co-managing member of CapRok Capital LLC, and as president of CapRok's subsidiary, BedRok Securities LLC, an institutionally focused broker dealer that specializes in complex financial products, which he founded in 2008. Prior to CapRok, Mr. Caplan was a Managing Director and co-head of the U.S. Structured Credit Products businesses, at RBS Greenwich Capital and Citigroup, where he ran a broad ranging business focused on all aspects of various complex credit market oriented products that involved many different asset classes. While at Citigroup, Mr. Caplan was a primary architect of EIG's Global Project Funds. Mr. Caplan began his career practicing corporate law at Jones Day. Mr. Caplan received a B.S. from New York University Stern School of Business and J.D. from New York University School of Law.

Control Persons and Principal Holders of Securities

As of November 9, 2016, the following persons are the only persons owning of record or beneficially 5% or more of the outstanding Shares of the Fund.

Name	Address	Percentage of Ownership in the Fund
EIG Separate Investments LP	1700 Pennsylvania Avenue NW, Washington DC 20006-4700	15.85%
Triloma Energy Advisors LLC	201 N New York Avenue, Suite 200, Winter Park, FL 32789-3178	11.95%

Administrative Services

Pursuant to the Fund Administration Agreement, Triloma will perform or oversee all aspects of the general the day-to-day business activities and operations of the Fund, including custodial, distribution disbursing, accounting, auditing, compliance and related services. Triloma administers the Fund's corporate affairs subject to the supervision of the Board and furnishes the Fund with office facilities and executive personnel together with clerical and certain recordkeeping and administrative services necessary to administer the Fund. These services include maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services and other administrative services. In addition, Triloma assists the Fund in calculating its NAV, overseeing the preparation and filing of tax returns and the preparation, printing and dissemination of annual and other reports to Shareholders and to the SEC, and generally overseeing the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund will pay Triloma an Administration Fee for its services under the Fund Administration Agreement. The fee will consist of two components: (i) a fixed administrative fee of $34,250 per month and (ii) a variable administrative fee ranging between the annual rates of 0.05% - 0.10% of the Fund's average net assets. The variable administrative fee will be calculated at the following annual rates based on the average net assets of the Fund: 0.10% on the portion of net assets below $300,000,000; 0.07% on the portion of net assets between $300,000,001 and $600,000,000; 0.06% on the portion of net assets between $600,000,001 and $1,500,000,000; or 0.05% on the portion of net assets above $1,500,000,000. The variable components of the Administration Fee are subject to a minimum monthly fee of $10,417. The determination of average net assets reflects changes in the fair market value of portfolio investments. The Fund will also reimburse Triloma for any Fund expenses in accordance with the Fund's policies as in effect from time to time. The Administration Fee may or may not be taken in whole or in part at the discretion of Triloma. All or any part of the Administration Fee not taken as to any month will be deferred without interest and may be taken in any such other month as Triloma may determine. The Administration Fee for any partial month will be appropriately prorated.

In addition, Triloma has contracted with the Sub-Administrator to provide certain fund administration services, including treasury services, preparing preliminary financial information for review by Triloma, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund, legal support services, performing certain portfolio compliance testing and tax support services. Triloma will pay the Sub-Administrator a portion of the Administration Fee for providing its administrative services to the Fund. All reasonable, documented expenses incurred by the Sub-Administrator on behalf of the Fund will be billed to the Fund quarterly in arrears. In the future, the Fund may also contract with additional parties to provide certain administrative or professional services.

Custodian, Distribution Paying Agent, Transfer Agent and Registrar

U.S. Bank National Association, which has its principal office at 8 Greenway Plaza, Suite 1100, Houston, Texas 77046, serves as custodian to the Fund. DST Systems, Inc. also provides accounting services to the Fund and serves as the Fund's distribution paying agent, transfer agent and registrar.

FUND EXPENSES

The Advisors bear all of their own costs incurred in providing investment advisory and sub-advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business of the Fund.

Expenses borne directly by the Fund (and thus indirectly by the Shareholders) include:

•  corporate and organization and offering expenses relating to offerings of Shares, including but not limited to costs associated with third-party due diligence reports and other due diligence process expenses (except expenses paid by EIG under the Expense Support and Reimbursement Agreement);

•  the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

•  the cost of effecting sales and repurchases of Shares and other securities;

•  the Management Fee and Incentive Fee;

•  the Administration Fee;

•  fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•  investment related expenses (e.g., expenses that, in the Advisors' discretion, are related to the investment of the Fund's assets, whether or not such investments are consummated), including (as applicable) brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expenses, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses and other due diligence expenses;

•  professional fees relating to investments, whether or not such investments are consummated, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•  all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among Triloma, EIG and any custodian or other agent engaged by the Fund;

•  transfer agent and custodial fees;

•  fees and expenses associated with marketing efforts;

•  federal and any state registration or notification fees;

•  federal, state and local taxes;

•  fees and expenses, including travel expenses, of Trustees not also serving in an executive officer capacity for the Fund, Triloma or EIG;

•  cost of Board and shareholder meetings, proxy statements, Shareholders' reports and notices;

•  the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence or similar materials, to Shareholders;

•  fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

•  direct costs such as printing, mailing, and long distance telephone;

•  fund counsel legal expenses (including those expenses associated with preparing the Fund's public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

•  external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund's tax information);

•  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•  costs associated with the Fund's chief compliance officer;

•  all other expenses incurred by the Fund, Triloma or EIG in connection with administering the Fund's respective businesses, including expenses incurred by Triloma or EIG in performing administrative services for the Fund and administrative personnel paid by Triloma, to the extent they are not controlling persons of Triloma or any of its affiliates; and

•  any expenses incurred outside of the Fund's ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund's respective organizational documents.

Except as otherwise described in this prospectus, Triloma and EIG will each be reimbursed by the Fund, as applicable, for any of the above expenses that they (or their respective affiliates') pay on behalf of the Fund, including administrative expenses they incur on such entity's behalf.

Expense Support and Reimbursement Agreement

EIG has entered into an Expense Support and Reimbursement Agreement with the Fund. The purpose of this arrangement for EIG to pay the Fund's expenses is to ensure that no portion of any distributions (at a rate set by the Fund) will be paid from offering proceeds or borrowings and no portion of a distribution will constitute a return of capital.

Expense Payments—EIG has agreed to pay the Fund's operating expenses (including organizational and offering expenses) (an "Expense Payment") to ensure that the Fund bears a reasonable level of expenses in relation to its income.

•  EIG will make payments to the Fund monthly in an amount equal to the positive difference, if any, between the Fund's cumulative distributions paid to the Fund's shareholders during the relevant portion of the fiscal year (the "Relevant Period") less cumulative Available Operating Funds (defined below) received by the Fund on account of its investment portfolio during such Relevant Period, reduced by cumulative Expense Payments (defined below) received by the Fund or increased by cumulative Reimbursement Payments (defined below) paid by the Fund during such Relevant Period.

•  "Available Operating Funds" means the sum of (i) the Fund's estimated net investment taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of preferred and common equity investments (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

Reimbursement Payments—For the Expense Payments made to the Fund under this arrangement, EIG is entitled to be conditionally reimbursed by the Fund (a "Reimbursement Payment") as set forth below.

•  EIG may receive a Reimbursement Payment during any calendar month occurring within three years of the date on which EIG made an Expense Payment, if the Fund's Available Operating Funds in respect of such calendar month exceed the cumulative distributions paid to Fund Shareholders in respect of such calendar month.

•  No Reimbursement Payment in respect of any month shall be made by the Fund to EIG if the Effective Rate of Distributions Per Share, as defined by the agreement, declared by the Fund at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share declared by the Fund at the time the Expense Payment to which such Reimbursement Payment relates was made by EIG.

•  The Fund will only reimburse EIG for Expense Payments made by EIG to the extent that the Reimbursement Payment (together with any other Reimbursement Payment made during such fiscal year) does not cause Other Operating Expenses (as defined below) (on an annualized basis and net of any Expense Payments received by the Fund during such fiscal year) to exceed the lesser of

i.  2.00% of the Fund's average net assets attributable to the Fund's common shares of beneficial interest for the fiscal year-to-date period after taking such Expense Payments into account; and

ii.  the percentage of the Fund's average net assets attributable to the Fund's common shares of beneficial interest represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (excluding any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).

"Other Operating Expenses" means the Fund's total Operating Expenses (as defined below), excluding management fees, incentive fees, organization and offering expenses, distribution fees, shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

"Operating Expenses" means all operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles ("GAAP") for investment companies. The calculation of average net assets shall be consistent with such periodic calculations of average net assets in the Fund's financial statements.

The Fund or EIG may terminate the Expense Support and Reimbursement Agreement at any time. EIG has indicated that it expects to continue to make Expense Payments to the Fund until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. The specific amount of Expense Payments to be made by EIG, if any, will be determined at the end of each calendar month. The conditional obligation of the Fund to make Reimbursement Payments to EIG shall survive the termination of such agreement by either party. There can be no assurance that the Expense Support and Reimbursement Agreement will remain in effect or that EIG will make Expense Payments to the Fund in future years.

EIG has, subject to certain terms and conditions, contractually committed to invest in shares of the Fund an amount equal to 50% of all Reimbursement Payments received by EIG for providing expense support under the Expense Support and Reimbursement Agreement. Any such investment will be made no later than the end of the calendar quarter immediately following receipt by EIG of a Reimbursement Payment, at the then-current public offering price of the Fund's shares, net of any sales load.

The following table reflects the expense reimbursement payments made by EIG to the Fund as of June 30, 2017 that may be subject to reimbursement to EIG:

For the Month Ended	Amount of Expense Payment from Sub-Advisor	Other Operating Expense Ratio Limitation(1)	Annualized Distribution Rate Per Share(2)	Reimbursement Eligibility Expiration
July 2015	$936,586	2.00%	—	July 2018
August 2015	$27,540	2.00%	—	August 2018
September 2015	$73,928	2.00%	—	September 2018
October 2015	$141,240	2.00%	—	October 2018
November 2015	$113,677	2.00%	1.78	November 2018
December 2015	$390,834	2.00%	1.78	December 2018
January 2016	$68,384	2.00%	1.78	January 2019
February 2016	$77,186	2.00%	1.78	February 2019
March 2016	$165,121	2.00%	1.78	March 2019
April 2016	$252,910	2.00%	1.79	April 2019
May 2016	$255,816	2.00%	1.81	May 2019
June 2016	$241,300	2.00%	1.81	June 2019
July 2016	$213,047	2.00%	1.82	July 2019
August 2016	$219,948	2.00%	1.85	August 2019
September 2016	$234,628	2.00%	1.85	September 2019
October 2016	$231,303	2.00%	1.85	October 2019
November 2016	$99,635	2.00%	1.87	November 2019
December 2016	$76,010	2.00%	1.87	December 2019
January 2017	$90,262	2.00%	1.87	February 2020
February 2017	$174,340	2.00%	1.92	March 2020
March 2017	$247,790	2.00%	1.92	April 2020
April 2017	$196,479	2.00%	1.92	May 2020
May 2017	$203,441	2.00%	1.92	June 2020
June 2017	$276,484	2.00%	1.92	July 2020

  (1)  The Other Operating Expense Ratio Limitation equals the lesser of 2.0% of the Fund's average net assets or the percentage of the Fund's average net assets represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made. "Other Operating Expenses" means all operating costs and expenses incurred by the Fund, excluding management fees, incentive fees, organization and offering expenses, distribution fees, shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

  (2)  The Annualized Distribution Rate Per Share equals the projected annualized distribution amount which is calculated based on the average weekly regular cash distributions per share that were declared with record dates in the applicable Expense Payment month.

Organizational and Offering Expenses

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund's organization. These costs are expensed as incurred by the Fund.

The Fund's offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. Offering costs will be amortized over 12 months on a straight-line basis as incurred by the Fund.

Any organizational and offering costs paid by EIG on behalf of the Fund prior to the commencement of operations and all subsequent expense payments made to the Fund by EIG shall be subject to conditional reimbursement by the Fund pursuant to the Expense Support and Reimbursement Agreement.

MANAGEMENT AND INCENTIVE FEES

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by Triloma to the Fund, Triloma is entitled to a fee consisting of two components—the Management Fee and the Incentive Fee. The Investment Sub-Advisory Agreement provides that EIG will receive 57% of all fees payable to Triloma under the Investment Advisory Agreement with respect to each year. We believe that this fee structure benefits shareholders by aligning the compensation of both of our Advisors with our overall investment performance. The cost of both the Management Fee and the Incentive Fee is ultimately borne by our shareholders.

Management Fee

The Management Fee is calculated at the annual rate of 2.0% of the Fund's average gross assets. The determination of average gross assets reflects changes in the fair market value of portfolio investments. The Management Fee may or may not be taken in whole or in part at the discretion of Triloma. All or any part of the Management Fee not taken as to any month will be deferred without interest and may be taken in any such other month as Triloma may determine. The Management Fee for any partial month will be appropriately prorated.

Incentive Fee

The Incentive Fee is earned on "pre-incentive fee net investment income" and shall be calculated during periods in which the Investment Advisory Agreement or Sub-Advisory Agreement are in effect. In the case of a liquidation or if the Investment Advisory Agreement or Investment Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the Fund's average "adjusted capital," equal to 1.875% per quarter (or an annualized hurdle rate of 7.5%), and is subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" is calculated as follows:

•  Pre-incentive fee net investment income is the sum of interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter;

•  The Fund's operating expenses include the Management Fee, expenses reimbursed or fees paid to Triloma under the Fund Administration Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but exclude the Incentive Fee, Distribution and shareholder servicing fee, any Expense Payments under the Expense Support and Reimbursement Agreement with EIG, and any Reimbursement Payments by the Fund;

•  Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income only when the cash is received by the Fund; and

•  Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of computing the Incentive Fee, the calculation methodology will look through derivatives or swaps as if the Fund owned the reference assets directly. Therefore, net interest, if any, associated with a derivative or swap (which represents the difference between (i) the interest income and fees received in respect of the reference assets of the derivative or swap and (ii) the interest expense paid by the Fund to the derivative or swap counterparty) will be included in the calculation of quarterly pre-incentive fee net investment income for purposes of the Incentive Fee. "Adjusted capital" means the (a) cumulative proceeds received by the Fund from the sale of Shares, including proceeds from the Fund's distribution reinvestment plan, net of sales load reduced by the sum of (b) (i) distributions paid to our Shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Fund's share repurchase program.

The calculation of the Incentive Fee for each quarter is as follows:

•  No Incentive Fee is payable in any calendar quarter in which the Fund's pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.875%;

•  100% of the Fund's pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any calendar quarter (9.376% annualized) is payable to Triloma and EIG. This portion of the Fund's pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.344% is referred to as the "catch-up." The "catch-up" provision is intended to provide Triloma and EIG with an incentive fee of 20% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 2.344% in any calendar quarter; and

•  20% of the Fund's pre-incentive fee net investment income, if any, that exceeds 2.344% in any calendar quarter (9.375% annualized) is payable to Triloma and EIG once the hurdle rate is reached and the catch-up is achieved (20% of all the Fund's pre-incentive fee net investment income thereafter is allocated to Triloma and EIG).

  The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
Fund's pre-incentive fee net investment income
(expressed as a percentage of the Fund's average adjusted capital)

Percentage of the Fund's pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Example: Incentive fee on pre-incentive fee net investment income for each quarter

	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.000%	2.000%	3.000%
Catch up provision (Max of 0.469%)	—	(0.125)%	(0.469)%
Additional allocation (20% above 2.344%)	—	—	(0.131)%
Net investment income	1.000%	1.875%	2.400%

Scenario 1

Pre-incentive fee net investment income does not exceed the quarterly hurdle rate; therefore, there is no incentive fee on income payable.

Scenario 2

Pre-incentive fee net investment income exceeds the quarterly hurdle rate, but does not fully satisfy the "catch-up" provision; therefore, the incentive fee on income is 0.125%.

Scenario 3

Pre-incentive fee net investment income exceeds the quarterly hurdle rate and fully satisfies the "catch-up" provision; therefore, the incentive fee on income is 0.600%.

* Scenarios expressed as a percentage of average adjusted capital. The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Approval of the Investment Advisory and Sub-Advisory Agreements

The Investment Advisory Agreement and Investment Sub-Advisory Agreement were renewed by the Board on February 22, 2017. Such renewals were made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to the Fund's, (iii) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives and (iv) information about the services performed and the personnel performing such services under each of the agreements. A discussion regarding the basis of the Board's renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be available in the Fund's semi-annual report for the period ended June 30, 2017.

DETERMINATION OF NET ASSET VALUE

Allocation of Responsibilities for Determination of Our Net Asset Value

Our Board—with the assistance of our Advisors, officers and, through them, independent valuation agents—is ultimately responsible for the periodic determination of our net asset value.

Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments

Our Board—with the assistance of our Advisors, officers and, through them, independent valuation agents—is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our audit committee.

Our Board and our audit committee will review and approve our pricing and valuation policies and procedures that will be implemented and followed by our Advisors and officers, and will review and approve any revisions to such policies and procedures. In addition, we expect that our Board will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our audit committee and to work directly with our full Board, at the Board's request, with respect to the fair value of our portfolio investments.

In addition, our Board:

•  Meets at least quarterly with our:

•  Chief Compliance Officer and reviews the Chief Compliance Officer's surveillance findings in general, and the Chief Compliance Officer's findings in particular with regard to our Advisors' and our officers' implementation of the valuation procedures;

•  Advisors and officers to ensure that we have taken appropriate remedial action to cure deficiencies, if any, related to our internal control over financial reporting, which may impact the valuation policies and procedures adopted by our Board; and

•  Reviews any changes in Topic 820 of the Financial Accounting Standards Board's Accounting Standards Codification, as amended, against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance.

Because our Board has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our Board will have direct access to all entities and all persons, including any independent valuation agents, who are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this process will enable our Board to fulfill its responsibilities despite any conflicts of interest that may exist.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we will base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we will apply valuation models. These valuation techniques used in our valuation models may involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments' complexity. We will categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1: Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. The types of assets carried at level 1 fair value generally consist of equity securities that are listed on active security exchanges.

Level 2: Inputs, other than quoted prices included in level 1, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets and inputs other than quoted prices that are observable for the asset or liability.

Level 3: Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy will be to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets our best estimate of fair value.

Net Asset Value Determinations in Connection with this Continuous Offering

We will sell our Shares on a continuous basis at our public offering price. To the extent permitted or required under the rules and regulations of the SEC, we will sell our Shares at a price necessary to ensure that Shares are not sold at a price per share, after deducting sales load, that is below our net asset value per share. If our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, we will make updated information available via our website. In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then we will adjust our offering price such that net asset value per share is greater than 97.5% of the public offering price, net of sales load. Promptly following any such adjustment to the offering price per share, we will post the updated information on our website at www.trilomaenergy.com/term. Persons who subscribe for our Shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of Shares and, as a result, may receive fractional shares of our Shares.

In connection with each subscription closing on the sale of Shares offered pursuant to the prospectus on a continuous basis, except for as provided by the 1940 Act, our Board of Trustees (or officers to whom the Board of Trustees may delegate the requisite authority) will determine that the net proceeds per share from the sale of Shares are equal to, or greater than, our current net asset value per share on the date of each weekly subscription closing. In connection with ensuring compliance with this requirement, pursuant to authority delegated to it by the Board of Trustees and in accordance with procedures approved and overseen by the Board of Trustees, our Administrator calculates our net asset value on a regular basis, including within 48 hours prior to each weekly sale of our Shares.

Moreover, to the extent that there is more than a remote possibility that we may: (i) issue Shares at a price which, after deducting selling commissions and shareholder servicing fees, is below the then current net asset value of our Shares on the date of sale, or (ii) trigger the undertaking provided herein to suspend the offering of Shares pursuant to the prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Trustees or a committee thereof will elect, in the case of clause (i) above, to either postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event, or to undertake to have the Administrator determine the net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting selling commissions and shareholder servicing fees, is below our then current net asset value; and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value to ensure that such undertaking has not been triggered.

These valuation processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

CONFLICTS OF INTEREST

Triloma, EIG and certain of their affiliates have conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•  The directors, officers and other personnel of Triloma and EIG allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved;

•  The Fund may compete with certain affiliates of Triloma and EIG for investments, subjecting Triloma and EIG and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund's behalf;

•  Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, Triloma and EIG will receive the Management Fee in connection with the management of the Fund's portfolio and may receive the Incentive Fee to the extent the Fund's "pre-incentive fee net investment income" exceeds the hurdle rate;

•  Because Triloma Securities is an affiliate of Triloma, its due diligence review and investigation of the Fund and this prospectus cannot be considered to be an independent review;

•  The Fund may compete with other funds managed by affiliates of EIG for investment opportunities, subjecting EIG and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to Triloma;

•  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which Triloma or EIG provides investment management services or carry on investment activities may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•  Triloma, EIG and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•  EIG and its affiliates may have existing business relationships or access to material non-public information that would prevent EIG from recommending certain investment opportunities that would otherwise fit within the Fund's investment objectives and strategies;

•  Triloma, EIG and their respective affiliates are not restricted by the Investment Advisory Agreement, Investment Sub-Advisory Agreement, Management Agreement or any other Fund-related document from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of Triloma and EIG. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Triloma, EIG and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of Triloma and EIG. Affiliates of EIG engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;

•  To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of Triloma, EIG and any of their respective affiliates, as applicable, Triloma, EIG and any of their respective affiliates may determine it appropriate for the Fund and one or more other investment accounts managed by Triloma, EIG or any of their respective affiliates to participate in an investment opportunity. Pursuant to exemptive relief granted by the SEC, the Fund may engage in co-investment transactions with affiliates of Triloma and EIG to the extent permitted by the exemptive relief. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, Triloma and/or EIG, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•  The 1940 Act prohibits certain "joint" transactions with certain of the Fund's affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, Triloma or EIG, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person's affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund's ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain "joint transactions" involving entities that share a common investment advisor. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited with respect to investments that do not meet the conditions of its exemptive relief.

SHARE REPURCHASE PROGRAM

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund conducts a share repurchase program, pursuant to which we seek to conduct quarterly tender offers, on approximately 10% of our average number of outstanding Shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to allow our shareholders to tender their Shares at a price based on the Fund's net asset value per share on the date of repurchase. Our share repurchase program will include numerous restrictions that limit your ability to sell your Shares.

At the discretion of our Board, we intend to limit the number of Shares to be repurchased during any calendar year to the number of Shares we can repurchase with cash on hand and cash available from borrowings. In addition, we will limit repurchases in each quarter to 2.5% of the average number of Shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during our first year). You may tender all of the Shares that you own. We do not plan to automatically repurchase any Shares of any shareholder under the circumstances of death or disability of such shareholder.

To the extent that the number of Shares tendered to us for repurchase exceeds the number of Shares that we are able to purchase, we will repurchase Shares on a pro rata basis. Further, we will have no obligation to repurchase Shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibit distributions that would cause a trust to fail to meet statutory tests of solvency. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase Shares on such terms as may be determined by our Board in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board will exercise its discretion to offer to repurchase Shares or that there will be sufficient funds available to accommodate all of our shareholders' requests for repurchase. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you will likely not be able to dispose of your Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of Shares under the share repurchase program.

The Fund will repurchase Shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund's net asset value per share by contacting Triloma during the period. If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates. The Advisors seek to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Advisors, each other Shareholder and any of their affiliates, officers, directors, employees, and representatives against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

LIQUIDITY STRATEGY

We intend to consider alternatives for providing liquidity to our Shareholders on or before the fourth anniversary of the closing of our initial public offering. A liquidity event could include (1) the sale of all or substantially all of our assets and the distribution of all net cash proceeds to the Shareholders in connection with the liquidation and dissolution of the Fund; (2) a merger or another transaction approved by our Board, in which our Shareholders will receive cash or shares of another company; or (3) a liquidation through one or more distributions as Fund portfolio investments are repaid or liquidated.

Market conditions and other factors could cause us to delay the consideration or a commencement of a liquidity event. Alternatively, we may seek to complete a liquidity event before the fourth anniversary of the closing of our initial public offering. We are under no obligation to conclude a liquidity event or provide you with liquidity within a set period of time; however, after the fourth anniversary of the closing of our initial public offering, we will not make any new investments except (i) as it relates to previous commitments, (ii) additional investments to maintain or maximize the value of an existing portfolio company investment or (iii) short term cash management investments.

To provide limited, interim liquidity to our Shareholders, we conduct quarterly tender offers in accordance with the 1940 Act. This will be the only method available to our Shareholders to obtain liquidity that we will offer prior to a liquidity event.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund's Board. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Investment Advisory Agreement or Sub-Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

PLAN OF DISTRIBUTION

We are publicly offering, through our Dealer Manager, Triloma Securities, on a continuous basis, a maximum of 40,000,000 Shares at the Fund's then current net asset value per Share plus any applicable sales loads, shareholder servicing fees and selling commissions. Our offering period will end on or before July 24, 2018, unless otherwise extended by the Board. The Shares are being offered on a "best efforts" basis, which means generally that the Dealer Manager is required to use only its best efforts to sell the Shares, is not required to sell any specific number or dollar amount of Shares and has no firm commitment or obligation to purchase any of the Shares. Our Shares offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Dealer Manager nor the participating broker-dealers intend to act as market-makers with respect to our Shares.

Shares will be offered on a continuous basis at our public offering price. To the extent permitted or required under SEC rules and regulations, we will sell our Shares at a price necessary to ensure that Shares are not sold at a price per share, after deducting sales load, that is below our net asset value per share. We will also make updated information available via our website.

In addition, if during the offering period the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then we will adjust our offering price such that the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Additionally, our Board may change the offering price at any time to ensure that the public offering price, net of sales load, is equal to or greater than the net asset value per share when we sell Shares.

The Fund will accept initial and additional purchases of Shares as of each Weekly Closing. The Fund does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Weekly Closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Shares issued pursuant to the DRP will typically be issued each month on the same date that the Fund holds its first Weekly Closing. In addition, in months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that it holds its first Weekly Closing for the sale of Shares in this offering.

Any amounts received in advance of a Weekly Closing will be placed in an account with the Escrow Agent prior to their investment in the Fund in accordance with Rule 15c2-4 under the Exchange Act. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without interest.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to "Triloma EIG Energy Income Fund—Term I." Subscriptions will be effective only upon the Fund's acceptance and the Fund reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor's subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $5,000. See "Distributions—Distribution Reinvestment Plan."

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

About the Dealer Manager

The Dealer Manager is Triloma Securities, a broker-dealer registered with the SEC and FINRA since 2015 and acts as a distributor of our Shares offered by this prospectus. Triloma Securities is an affiliate of Triloma, and serves as the dealer manager for Triloma Financial Group's private and publicly-offered investment programs. The team has experience and deep relationships in the broker-dealer community allowing for a streamlined process to bring the individual investor unique investment opportunities that typically have been available only to institutional investors. Triloma Securities receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to the Fund in connection with the distribution of the Shares offered pursuant to this prospectus.

Compensation of the Dealer Manager and Participating Broker-Dealers

Subject to certain reductions described below, the Shareholders will pay our Dealer Manager a sales load of up to 5% of the public offering price per share sold in the offering. The sales load is paid upfront and consists of selling commissions of 2.5% and upfront dealer manager fees of 2.5%. Beginning the first calendar month after the close of our offering period, the Shares are subject to asset-based distribution and shareholder servicing fees at an annualized rate of 1.0% of our net asset value per shares. The distribution and shareholder servicing fees are paid monthly in arrears and consists of 0.75% distribution fees and 0.25% ongoing shareholder servicing fees. The Fund will cease paying distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation, including the upfront dealer manager fees and the asset-based distribution and shareholder servicing fees, paid by the Fund and shareholders, equals 8.0% of the gross proceeds from our offering; or (ii) the date at which a liquidity event occurs.

The sales load serve as compensation for services and expenses in connection with the sale and distribution of Fund Shares. The ongoing distribution and shareholder servicing fees will serve as compensation for services rendered and expenses incurred in connection with the ongoing servicing, marketing, sale and distribution of Fund Shares. Our Dealer Manager will engage unrelated, third-party participating broker-dealers in connection with the offering of Shares, in accordance with participating broker agreements. As used in this prospectus, the term participating broker-dealers includes the Dealer Manager, other members of FINRA, and entities exempt from broker-dealer registration. The Dealer Manager, in its sole discretion, may re-allow all or any portion of its selling commissions, upfront dealer manager fees, or ongoing distribution and shareholder servicing fees to participating broker-dealers, their registered financial advisors or other financial industry professionals that sell Shares of the Fund so long as the subsequent broker-dealer is acting as broker-dealer of record with respect to the shares and has executed a participating broker agreement or ongoing servicing agreement with the Dealer Manager. The amount of the reallowance will be based on such factors as the number of Shares sold or anticipated to be sold by the participating broker-dealer and the assistance of the participating broker-dealer in marketing this offering and due diligence expenses incurred. No participating broker-dealers had entered into a participating broker agreement related to this offering prior to the effective date of our registration statement.

The Advisors or their affiliates, in their sole discretion and from their own resources, may pay additional compensation to participating broker-dealers in connection with the sale and distribution of Fund shares (the "Additional Compensation"). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a participating broker-dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the participating broker-dealer's registered representatives. The Additional Compensation may differ among participating broker-dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by a given participating broker-dealer, or determined in some other manner. The receipt of Additional Compensation by a participating broker-dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. In no event will compensation paid to the Dealer Manager and participating broker-dealers exceed in the aggregate 8.0% of the gross offering proceeds at the time of payment.

Our Dealer Manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell Shares or give investment advice to a potential Shareholder except to a participating broker-dealer. The Fund will not pay a sales load on Shares issued under the DRP. Our Shares may also be sold by our officers, without receiving any sales load, in those states where they are licensed to do so or are exempt from licensing. All offers and sales of Shares by our officers will be made under the safe harbor from broker-dealer registration provided by SEC Rule 3a4-1.

We, or our affiliates, may provide permissible forms of non-cash compensation to registered representatives of our Dealer Manager and the participating broker-dealers.

To the extent permitted by law and the declaration of trust, the Fund will indemnify the Dealer Manager and participating broker-dealers against certain liabilities arising under the Securities Act and liabilities arising from breaches of the Fund's representations and warranties contained in the Dealer Manager agreement. The broker-dealers participating in the offering of Shares are not obligated to obtain any subscriptions on the Fund's behalf, and the Fund cannot assure investors that any Shares will be sold.

We expect our Dealer Manager to use multiple distribution channels to sell our shares, including through, but not limited to, independent investment advisers (unaffiliated with registered broker-dealers) and banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries. These channels may have a different sales load, and consequently, a different purchase price for the shares. We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our securities are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

If an investor purchases shares through one of these channels in this offering, we may sell the Shares at a negotiated discount of 1.0%, 2.5% or 3.0% from the public offering price, reflecting that all or a portion of selling commissions, will not be paid in connection with such purchases. The amount of selling commissions and upfront dealer manager fees may vary for certain purchasers but in aggregate will be no greater than 5% of the public offering price. We expect to receive the same net proceeds per share for sales of shares through these channels. Neither our Dealer Manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us. Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

The Fund's executive officers and Trustees and their immediate family members, as well as officers and employees of Triloma, EIG and its affiliates and their immediate family members and other individuals designated by management, and, if approved by the Board, joint venture partners, consultants and other service providers, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Shares have been sold to individuals designated by our Advisors, net of all sales load, shortly after the commencement of the offering. There is no limit on the number of Shares that may be sold to such persons.

The Fund's executive officers and Trustees and their immediate family members, as well as officers and employees of Triloma, EIG and its affiliates and their immediate family members and other individuals designated by management, and, if approved by the Board, joint venture partners, consultants and other service providers, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Shares can be sold to individuals designated by our Advisors, net of sales load. There is no limit on the number of Shares that may be sold to such persons.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Fund. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.

Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A "U.S. Shareholder" generally is a beneficial owner of Shares who is for U.S. federal income tax purposes: (1) an individual who is a citizen or resident of the United States; (2) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Shareholders must consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND'S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND'S INVESTMENT IN ANY ENTITY THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Advisors expect that the Fund will qualify for treatment as a RIC under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "Qualifying RIC Income Test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "Qualifying RIC Income"); and (b) diversify its holdings (the "Qualifying RIC Assets Test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships," as defined in the Code (such assets, "Qualifying RIC Assets").

A RIC that fails the Qualifying RIC Income Test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the Qualifying RIC Income Test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the Qualifying RIC Income Test equal to the amount by which the RIC's non-Qualifying RIC Income exceeds one-ninth of the RIC's Qualifying RIC Income, each as determined for purposes of applying the Qualifying RIC Income Test for such taxable year.

A RIC that fails the Qualifying RIC Assets Test as of a taxable quarter end shall nevertheless be considered to have satisfied the test as of the end of such taxable quarter in the following circumstances. If the RIC's failure to satisfy the Qualifying RIC Assets Test at the end of the taxable quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such taxable quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the Qualifying RIC Assets Test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the Qualifying RIC Assets Test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the Qualifying RIC Assets Test, or otherwise satisfies the Qualifying RIC Assets Test.

In the case of a failure to satisfy the Qualifying RIC Assets Test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the Qualifying RIC Assets Test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the Qualifying RIC Assets Test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the Qualifying RIC Assets Test (or such other prescribed time period), the RIC either disposes of the assets that caused the Qualifying RIC Assets Test failure in order to satisfy the Qualifying RIC Assets Test, or otherwise satisfies the Qualifying RIC Assets Test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the Qualifying RIC Assets Test during the period for which the Qualifying RIC Assets Test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. While the Code, apart from the cure provisions discussed above, generally afford the Fund a 30-day period after the end of the relevant taxable quarter in which to cure a Qualifying RIC Assets Test failure, the constraints on the Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income, determined without regard to the deduction for dividends paid plus any net tax-exempt income for such taxable year (the "Annual Distribution Requirement"). The Fund intends to distribute to its Shareholders, each taxable year, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains. However, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax (the "Exercise Tax"). To prevent imposition of the Excise Tax, the Fund generally must distribute in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections), generally determined on a calendar year basis, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses), which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax. The Fund generally intends to make distributions sufficient to avoid imposition of the Excise Tax, although there can be no assurance that it will be able to do so.

Some of the income that the Fund might otherwise earn, such as certain fees earned with respect to the Fund's investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not be Qualifying RIC Income. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the Qualifying RIC Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed by the Fund to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to Shareholders on such fees and income.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. Furthermore, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, incur taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with Annual Distribution Requirements or to avoid the imposition of a Fund-level income or the Exercise Tax, in all events in a manner consistent with the provisions of the 1940 Act. The Fund is subject to the risk that Fund distributions may be funded from unlimited amounts of offering proceeds, borrowings and expense support. The Fund may not be able to fund these distributions going forward.

Dividends from net investment income and net short-term capital gain generally will be taxable to Shareholders as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from certain U.S. corporations, may be eligible for a dividends-received deduction for certain U.S. resident corporate Shareholders. Further, to the extent the dividends are attributable to dividends from certain U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates, by certain U.S. resident non-corporate Shareholders. Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income." Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder's tax basis in its Shares, and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at "Income from Repurchases and Transfers of Shares," if a repurchase of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

Dividends and capital gain distributions paid by the Fund to Shareholders generally will be treated as paid by the Fund and received by a Shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend or distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the Shareholder will still be treated as receiving the dividend or distribution in the taxable year in which the dividend or distribution is made. Furthermore, any dividend or distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the dividend or distribution was declared. The tax treatment of dividends and capital gain distributions generally will be subject to the same U.S. federal tax treatment regardless whether a Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts. For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but is reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend." In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash is either not essentially equivalent to a dividend, results in a meaningful reduction in the Shareholder's proportionate interest in the Fund or results in a "complete redemption" of the Shareholder's Shares, in each case applying certain constructive ownership rules.

If the repurchase of a Shareholder's Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the Shareholder for one year or less. However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be included as an upward adjustment to the basis of the substantially similar Shares acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares. The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder's Shares repurchased by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund's administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a non-publicly offered regulated investment company. Under temporary regulations, certain expenses of non-publicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, only to the extent they exceed 2% of such Shareholder's adjusted gross income as well as satisfy other limitations on itemized deductions set forth in the Code. A "non-publicly offered regulated investment company" is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year. In addition, such miscellaneous itemized deductions are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.

Foreign Taxes

The Fund's investment in non-U.S. companies may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund's yield on those investments would be decreased. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's assets at year-end actually or are deemed to consist of investments of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign investments the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers ("TINs") or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder's federal income tax liability if the appropriate information is provided to the IRS. Failure by a Shareholder to furnish a certified TIN to the Fund could subject the Shareholder to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to Shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder borrows to acquire its Shares. Proposals periodically are made to change the treatment of "blocker" investment vehicles interposed between tax-exempt investors and nonqualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected.

Moreover, a tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each of which, a "Foreign Shareholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Notwithstanding the foregoing, under an exemption recently made permanent by Congress, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all; some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Foreign Shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable U.S. nonresident withholding tax certification form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as derived from qualified net interest income or qualified short-term capital gain. Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. All Foreign Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If the Fund is a "U.S. real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of gains from U.S. real property interests ("USRPIs") (including certain U.S. corporations that own U.S. real property), certain capital gain dividends from U.S. real estate investment trusts ("REITs") and gains from sales or exchanges of USRPI will generally cause the Foreign Shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income). Generally, the Fund is required to withhold taxes on a distribution to a Foreign Shareholder attributable to such gains, and such a distribution may subject a Foreign Shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for corporate Foreign Shareholders. Under a de minimis exception to the rule described above, if a Foreign Shareholder has not held more than 5% of the Fund's Shares at any time during the one-year period ending on the date of the distribution, the Foreign Shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests (including such gains derived through REITs), but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "—Income from Repurchases and Transfers of Shares," if a repurchase of a Shareholder's Shares by the Fund does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares repurchased. If the repurchase qualifies as a sale or exchange, the Shareholder will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Foreign Shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a "U.S. real property holding corporation" (as such term is defined in the Code) and the Foreign Shareholder actually or constructively held more than 5% of the Fund's Shares. In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected" with a U.S. trade or business, as discussed below, provided, however, that any such gain recognized upon a repurchase, sale, exchange or other disposition of Shares will not be subject to U.S. income or withholding taxes if the Fund is "domestically controlled" (as such term is defined in the Code).

A distribution of a USRPI in connection with the repurchase of a Foreign Shareholder's Shares generally will cause that Fund to recognize gain if the Fund is considered "domestically controlled." If the Fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the Fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of the repurchase.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder's allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a TIN and file a U.S. federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a TIN or file a U.S. federal income tax return.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of distributions and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "—Backup Withholding" above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an "ERISA Plan") may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund, Triloma or EIG will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan's investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

DISTRIBUTIONS

Subject to the Board's discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a monthly basis. Subject to the Board's discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or Shares.

The Fund seeks to pay regular monthly cash distributions to Shareholders stated in terms of a fixed cents per Share distribution that may be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gain or, possibly, returns of capital representing either unrealized capital gains or a return of shareholder principal. Monthly distributions, including such supplemental amounts, are sometimes referred to as "managed distributions."

As portfolio and market circumstances change, the rate of distributions on the Shares and the Fund's distribution policy could change. To the extent that the total return of the Fund's overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund's overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Shareholders.

The Fund expects that for a period of time following commencement of this offering, which time period may be significant, substantial portions of distributions may be funded through the reimbursement of certain expenses by EIG, that are subject to repayment by the Fund, as applicable, within three years.

Each year information identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed or otherwise provided to Shareholders. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

To continue to qualify for and maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each taxable year an amount at least equal to the sum of 90% of its "investment company taxable income," determined without regard to any deduction for dividends paid, plus its net tax-exempt interest income for such taxable year. In addition, a RIC may, in certain cases, satisfy the Annual Distribution Requirement as well as reducing the amount of any undistributed investment company taxable income or net capital gain at the end of any taxable year by distributing dividends relating to such taxable year after the close of such taxable year under the "spillover dividend" provisions of the Code. If a RIC distributes a spillover dividend, the amount of such dividend generally will be considered to have been earned by as well as reportable to Shareholders for the taxable year in which the spillback distribution is paid. In order to avoid certain excise taxes imposed on RICs, the Fund may distribute in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no federal income tax.

The Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain, and will be entitled to a U.S. federal income tax credit for the U.S. federal income tax deemed paid on their behalf by the Fund. Under the Fund's distribution policy (but not for U.S. federal income tax purposes), the Fund may treat the cash value of tax credit amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The Fund reserves the right to change its distribution policy and the basis for establishing its distributions at any time and may do so without prior notice to Shareholders. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that it will be able to pay distributions at a specific rate or at all.

Distribution Reinvestment Plan

The Fund has adopted an "opt in" distribution reinvestment plan ("DRP") pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. For example, if the

Board authorizes, and the Fund declares, a cash distribution, then if a Shareholder has "opted in" to the DRP, the Shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a Shareholder does not elect to participate in the DRP, the Shareholder will automatically receive any distributions the Fund declares in cash. The Fund expects to issue Shares pursuant to the DRP on the date of the Weekly Closing immediately following each distribution payment date at a price, net of all sales load that the shares are offered pursuant to the effective registration statement of the public offering. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the then public offering price, net of all sales load. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.

If a Shareholder wishes to receive their distributions in cash, no action will be required by the Shareholder. If a Shareholder is a registered Shareholder, the Shareholder may elect to have their entire distribution reinvested in Shares by notifying DST Systems, Inc., the DRP administrator and the transfer agent, in writing so that such notice is received by the DRP administrator no later than the record date for distributions to Shareholders. If a Shareholder elects to reinvest their distributions in additional Shares, the DRP administrator will set up an account for Shares acquired through the DRP and will hold such Shares in non-certificated form.

If Shares are held by a broker or other financial intermediary, a Shareholder may "opt in" to the DRP by notifying their broker or other financial intermediary of their election.

The Fund intends to use newly issued Shares to implement the DRP. The number of Shares the Fund will issue to a Shareholder is determined by dividing the total dollar amount of the distribution payable to the Shareholder by the reinvestment purchase price.

There are no sales loads to a Shareholder if they elect to participate in the DRP. The Fund pays the DRP administrator's fees under the DRP.

If a Shareholder receives their cash distributions in the form of Shares, the Shareholder generally is subject to the same federal, state and local tax consequences as the Shareholder would have had if the Shareholder elected to receive their distributions in cash. A Shareholder's basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the Shareholder's account.

The Fund reserves the right to amend, suspend or terminate the DRP. Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Triloma EIG Energy Income Fund—Term I at (844) 224-4714.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund's fiscal years will end on December 31. The Fund's tax years will end on December 31. As soon as practicable after the end of each calendar year, the Fund will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

PRIVACY NOTICE

The Fund is committed to protecting the privacy of its Shareholders. This privacy notice explains the privacy policies of the Fund. This notice supersedes any other privacy notice Shareholders may have received from the Fund.

The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about Shareholders. The only information the Fund collects from Shareholders is their name, address, number of Shares held and their social security number or tax identification number. This information is used only so that the Fund can send Shareholders annual reports, semi-annual reports and other information about the Fund, and send Shareholders other information required by law.

The Fund does not share this information with any non-affiliated third party except as described below.

•  Authorized employees of Triloma and EIG. It is the Fund's policy that only authorized employees of Triloma and EIG who need to know a Shareholder's personal information will have access to it.

•  Service providers. The Fund may disclose a Shareholder's personal information to companies that provide services on the Fund's behalf, such as record keeping, processing the Shareholder's trades and mailing the Shareholder information. These companies are required to protect the Shareholder's information and use it solely for the purpose for which they received it.

•  Courts and government officials. If required by law, the Fund may disclose a Shareholder's personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to:

Investor Services
Triloma EIG Energy Income Fund—Term I
430 W 7th Street
Kansas City, MO 64105
Toll Free #: 1-844-224-4714
www.trilomaenergy.com/term

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Triloma EIG Energy Income Fund—Term I

PROSPECTUS

September 6, 2017

TERM-PRO

TRILOMA EIG ENERGY INCOME FUND - TERM I

Statement of Additional Information

September 6, 2017

Triloma EIG Energy Income Fund - Term I (the “Fund”), formerly known as Triloma EIG Global Energy Term Fund I, is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is primarily to provide shareholders with current income; as secondary investment objectives, the Fund will seek to provide capital preservation and, to a lesser extent, long-term capital appreciation. The Fund will make the investments described in the Fund’s prospectus, dated September 6, 2017, as may be supplemented from time to time (the “Prospectus”), and which is incorporated herein by reference. There can be no assurance that the Fund will achieve its investment objectives.

Unless otherwise noted, the terms “we,” “us,” “our,” and “Fund” refer to Triloma EIG Energy Income Fund - Term I. “TFG” and “Triloma Financial Group” refer to Triloma Financial Group, LLC. We refer to Triloma Energy Advisors, LLC as “Triloma” and Triloma Securities, LLC as “Triloma Securities” or the “Dealer Manager.” We refer to EIG Global Energy Partners, LLC, which conducts its advisory business through a group of affiliated advisors, as “EIG Partners” and to EIG Credit Management Company, LLC as “EIG.”

Triloma serves as the Fund’s investment advisor. EIG serves as the Fund’s investment sub-advisor. Triloma and EIG are collectively referred to herein as the “Advisors.”

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained upon request and without charge by writing to the Fund at 201 North New York Avenue, Suite 200, Winter Park, FL 32789, by calling the Fund at (407) 636-7115 or by accessing the Fund’s website at www.trilomaenergy.com/term. The Prospectus, and other information about the Fund, is also available on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a further discussion of the matters disclosed below.

Bank Loans and Participations

The Fund’s investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer”, among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the related obligor, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect thereto and (v) the contractual nature of participations where the Fund takes on the credit risk of the related participant in addition to the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Likewise, in the event of the insolvency of the obligor, the holder of a participation cannot itself submit a claim in any insolvency proceeding and must instead work through the institution participating out the interest, which may lead to additional expense and inefficiency. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Debtor-in-Possession (“DIP”) Loans

The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code, as amended. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds

The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Lender Liability

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors or (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

Restricted and Illiquid Investments

The Fund may not be able to readily dispose of illiquid investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act,” and such securities, “Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board will direct the Advisors to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

The Fund may invest in equity securities including preferred stock, convertible securities and depositary receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of the issuer’s preferred stock than in more senior credit securities with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Depositary Receipts. The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of Non-U.S. Securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The 2008 - 2009 economic crisis in the United States negatively impacted government-sponsored entities. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages have experienced extreme volatility, and in some cases, a lack of liquidity. The Advisors will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisors will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

The Fund’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or over-the-counter (“OTC”) transactions. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, it is expected that all securities and other assets deposited with such broker or dealer will be clearly identified as being assets of the Fund and hence such entity should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the Fund’s NAV.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

Other Portfolio Strategies

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs, CDOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Structured Products

The Fund may invest in structured products, consisting of credit-linked notes. Structured products are generally backed by an asset or a pool of assets (often senior secured loans) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks.

In some instances, structured products are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining additional or on-going short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. Structured products, and particularly subordinated interests thereof, are less liquid than many other types of securities and may be more volatile than the underlying assets. As a result, investments in credit-linked notes may be subject to liquidity risk and may be characterized by the Fund as illiquid securities.

Derivatives

General Limitations on Futures and Options Transactions. The Fund intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the

Fund is not subject to regulation as a commodity pool under The Commodity Exchange Act (the “CEA”).

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average (“DJIA”) experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss. Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

Use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities. The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Economic Recession or Downturn Risk

Adverse economic conditions may also decrease the value of any collateral securing the Fund’s investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”) has initiated a significant revision of the U.S. financial regulatory framework for derivatives instruments that will continue to unfold over several years and has impacted, and will likely continue to impact, the use of derivatives. The regulations that have been implemented pursuant to the Dodd-Frank Act have or will impose restrictions on parties that utilize derivatives, including the Fund and its counterparties. In particular, Title VII of the Dodd-Frank Act sets forth a new legislative framework for derivatives in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The new law and the CFTC’s and SEC’s new regulations may negatively impact the Fund’s ability to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Certain of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivatives instruments in which the Fund may invest, is not yet certain.

With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, has issued reports that recommend strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund were considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategies and returns.

Inflation and Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.

Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of companies and may make company defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

INVESTMENT RESTRICTIONS

The Fund’s stated fundamental investment restrictions, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 66- 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)                                             invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry, except that the Fund will invest more than 25% of its total assets in companies conducting their principal business in industries within the energy and infrastructure sectors;

(2)                                             borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets);

(3)                                             issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets);

(4)                                             underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

(5)                                             make loans of money or securities to other persons, except as permitted by the Act;

(6)                                             purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, swaps and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; or

(7)                                             purchase, hold or deal in real estate, except that it may: (a) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, and (b) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments.

MANAGEMENT OF THE FUND

Pursuant to the Fund’s declaration of trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The officers of the Fund conduct and supervise the Fund’s daily business operations.

Board of Trustees and Executive Officers

Board Leadership Structure

The Board consists of five members, three of whom are considered Independent Trustees, one whom is considered an interested person of EIG and one whom is considered an interested person of Triloma. Among other things, the Board sets broad policies for the Fund and appoints the Fund’s officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Fund’s declaration of trust. The Trustees serving on the Board were elected by the organizational shareholder of the Fund.

Board Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Fund’s performance and operations; (2) reviewing and approving, as applicable, the Fund’s compliance policies and procedures; (3) meeting with members of the Advisors’ portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Advisors and the Fund’s administrator, distributor, transfer agent, custodian and independent registered certified public accounting firm, to review and discuss the Fund’s activities and to provide direction with respect thereto; and (5) engaging the services of the Fund’s chief compliance officer to test the compliance procedures of the Fund and its service providers. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and its service providers.

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal.

NAME	AGE	TRUSTEE SINCE	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE
Interested Trustees
Barry L. Goff	54	2015	2
Brian T. Gilmore	46	2015	2

Independent Trustees
Jack A. Cuneo	68	2015	2
David W. Rothschild	67	2015	2
Bruce E. Waits	60	2015	2

The address for each Trustee is 201 North New York Avenue, Suite 200, Winter Park, FL 32789, unless otherwise indicated.

Interested Trustees

Barry L. Goff. Mr. Goff serves as our Trustee. Mr. Goff also currently serves as an investment committee member of Triloma. Mr. Goff co-founded and has served as a principal and officer of various affiliates of Triloma Financial Group since 2012. Mr. Goff is responsible for the overall management of private equity and real estate investment opportunities at Triloma Financial Group. From 2003 to 2011, Mr. Goff served as a managing director of Tavistock Group, the private investment vehicle of Forbes Billionaire Joe Lewis. During that time Mr. Goff also served as the chief executive officer of Tavistock Restaurants, where he and his team assembled and operated a portfolio of almost 100 restaurants for Tavistock Group. While with Tavistock Group, from 2009 to 2011, Mr. Goff also organized and led Tavistock Capital Group, a team focused exclusively on originating and investing in various U.S.-based distressed asset opportunities, including the purchase of the senior secured debt of a restaurant operating company, the acquisition of a $491 million face value residential loan pool in a joint venture with the FDIC, and the acquisition of the St. Regis Hotel & Residences, a recently-developed world class property located in the heart of Buckhead in Atlanta, Georgia. Prior to joining Tavistock, Mr. Goff spent five years at CNL Financial Group serving as the Chief Investment Officer and President of CNL Restaurant Properties, Inc., where he was responsible for more than $1.4 billion of real estate investments and over $100 million of legacy equity and mezzanine funds. Previously, Mr. Goff practiced law for ten years in Atlanta, Los Angeles and Orlando, Florida. Mr. Goff received a B.S. degree from the University of Central Florida, a J.D. from the University of Florida Levin College of Law, and an L.L.M. from New York University School of Law.

Brian T. Gilmore.  Mr. Gilmore serves as our Trustee.  Mr. Gilmore also currently serves as a Senior Vice President of EIG Partners and is one of EIG Partners’ investment professionals responsible for the origination, evaluation, negotiation and acquisition of energy and infrastructure investments on a global basis. He is also a portfolio manager for EIG’s Global Project Funds. Mr. Gilmore joined EIG Partners in 2002 from Banc of America Securities where he was a Vice President focusing on mergers and acquisitions in the Energy and Power Group. Previously, he was an Associate in the Project and Structured Finance group at Deutsche Banc

Securities and also worked for National Economic Research Associates and Cambridge Energy Research Associates. Mr. Gilmore received an AB from Vassar College and an MBA from the University of Chicago.

Independent Trustees

Jack A. Cuneo.  Mr. Cuneo serves as our Trustee.  Mr. Cuneo serves as our Trustee. Mr. Cuneo has over 40 years of experience in the real estate industry and had been involved in a wide range of real estate investment activity including acquisitions, development, joint venture structuring, property sales, work outs and private equity financing for REITs and real estate operating companies.  Mr. Cuneo was the founder, President and Chief Executive Officer of Chambers Street Properties (NYSE: CSG) until his retirement in March 2015. Prior to Chambers Street, he was the Chairman, President and CEO of CB Richards Ellis Realty Trust from March 2004 to June 2012, and an Executive Managing Director of CBRE Global Investors from July 2008 until June 2012.  Mr. Cuneo also spent 26 years at Merrill Lynch where he served from 1997 to 2000 as Chairman and CEO of Merrill Lynch Hubbard, a real estate investment subsidiary which provided real estate investment programs for individual investors. Mr. Cuneo was a Managing Director of the Global Real Estate and Hospitality Group at Merrill Lynch from 2000 to 2002 where he led private equity, and advisory activities. Mr. Cuneo is a member of The Urban Land Institute, and the Policy Advisory Board at the Haas School of Business, at the University of California, Berkeley. Mr. Cuneo received a B.A. from City College of New York.

David W. Rothschild. Mr. Rothschild serves as our Trustee. Mr. Rothschild has been engaged in the private practice of law in Canada primarily focusing on national and international business transactions involving Japanese corporations; complex commercial litigation; aboriginal transactions involving business, energy start- ups and infrastructure projects. Since 2012, Mr. Rothschild has served as a consultant supporting various energy and infrastructure projects with the Mohawk Council of Kahnawake and the Kahnawake Economic Development Corporation. From 2000 until 2012, Mr. Rothschild served as an independent Investment Committee member to three energy and infrastructure funds managed by EIG Global Energy Partners. From 1996 to 2012, Mr. Rothschild was a partner with Davis, LLP and co-managing partner of its Montreal Office. Prior to joining Davis, Mr. Rothschild was the co-founding partner of Hara Rothschild, Eastern Canada’s only boutique firm focused exclusively on Japan, and  served as a partner of various other law firms including Fasken’s, Gottlieb & Associates, and Fraser & Beatty.  Mr. Rothschild received a B.A. from Bishop’s University and a License en Droit from the Université de Sherbrooke.

Bruce E. Waits. Mr. Waits serves as our Trustee.  Since 2006, Mr. Waits has been engaged in the private practice of law in Texas serving large energy companies where he focuses on structuring tax efficient domestic and international commercial transactions, project review, documentation and tax planning, representation before the IRS and non-U.S. tax authorities, plus a wide range of other tax-related legal services. From 2000 to 2006, Mr. Waits was the General Tax Counsel for Chevron Phillips Chemical Company where he established and managed the tax department and was responsible for the company’s worldwide tax functions including project structuring, tax planning, controversies, legislation, compliance and tax accounting.  Prior to joining Chevron Phillips, Mr. Waits spent 12 years with Phillips Petroleum Company where he began as a Senior Tax Attorney and was eventually promoted to General Tax Counsel with management responsibilities for worldwide tax planning and structuring, litigation and legislation.  Previously, Mr. Waits worked seven years for the IRS, spent three years in public accounting and for two years was tax director of the First National Bank of Oklahoma City, at that time the largest bank in the state of Oklahoma.  Mr. Waits earned a B.S. degree in business administration from Northeastern State University, a J.D. from the Tulsa University College of Law, and an LL.M. in tax from the New York University School of Law.  Mr. Waits is licensed to practice law in the state of Oklahoma and Texas and is a member of the Oklahoma, Texas and American Bar Associations.  Mr. Waits is also licensed as a certified public accountant in Oklahoma and Arkansas and has served in various committee leadership positions for the Tax Executives Institute, American Petroleum Institute and American Chemistry Council.

Executive Officers

The following persons serve as the Fund’s executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Deryck A. Harmer	35	President and Chief Executive Officer
Elizabeth Strouse	42	Chief Financial Officer
Hope L. Newsome	38	Secretary and Chief Compliance Officer

The address for each executive officer is 201 North New York Avenue, Suite 200, Winter Park, FL 32789.

Compensation of Trustees

The table below sets forth the compensation received by the Trustees from the Fund for the fiscal year ending December 31, 2016:

Name of Trustee	Aggregate Compensation from the Fund
Barry L. Goff	$0
Brian T. Gilmore	$0
Jack A. Cuneo	$12,502.90
David W. Rothschild	$12,502.90
Bruce E. Waits	$15,628.63

Our independent Trustees will receive compensation in connection with their service. Each independent Trustee is expected to receive from the Fund annual cash retainer fees, fees for attending in-person or by telephone Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Fund’s net assets as of the end of each fiscal quarter. These Trustees are Jack A. Cuneo, David W. Rothschild and Bruce E. Waits. Bruce E. Waits also receives an additional annual fee for serving as the chairman of the audit committee.  Effective as of 2017, amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Fund Net Assets	Annual Cash Retainer	Audit Committee Chairman Retainer
$0 to $100 million	$15,000	$5,000
$100 million to $300 million	30,000	5,000
$300 million to $500 million	40,000	6,250
$500 million to $1 billion	50,000	9,375
> $1 billion	75,000	12,500

The Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund, Triloma or EIG.

Board Committees

In addition to serving on the Board, Trustees may also serve on one or more of the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee

The audit committee is responsible for selecting, engaging and discharging the Fund’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Fund’s independent accountants, approving professional services provided by the Fund’s independent accountants (including compensation therefor), reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal controls over financial reporting. The members of the audit committee are Jack A. Cuneo, David W. Rothschild and Bruce E. Waits. Bruce E. Waits serves as the chairman of the audit committee. The Board has determined that Bruce E. Waits is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates Trustees for membership on the Board, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The nominating and corporate governance committee considers candidates suggested by its members and other Trustees, as well as the Fund’s management and Shareholders. The members of the nominating and corporate governance committee are Jack A. Cuneo, David W. Rothschild and Bruce E. Waits. Jack A. Cuneo serves as chairman of the nominating and corporate governance committee.

Compensation Committee

The compensation committee assists the Board by evaluating the compensation of the Trustees. This committee is also responsible for the review of the compensation arrangements for each of the Trustees. The members of the compensation committee are Jack A. Cuneo, David W. Rothschild and Bruce E. Waits. David W. Rothschild serves as chairman of the Board’s compensation committee.

Trustee Beneficial Ownership of Shares

The following table shows the dollar range of Shares beneficially owned by each Trustee as of May 9, 2017 and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the family of investment companies that includes the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustees
Barry L. Goff	$10,001 - $50,000	$10,001 - $50,000
Brian T. Gilmore	$50,001 - $100,000	$100,001 - $500,000
Independent Trustees
Jack A. Cuneo	$10,001 - $50,000	$50,001 - $100,000
David W. Rothschild	$10,001 - $50,000	$10,001 - $50,000
Bruce E. Waits	$100,001 - $500,000	$100,001 - $500,000

(1)    Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s offices at 201 North New York Avenue, Suite 200, Winter Park, FL 32789. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Codes of Ethics

The Fund, Triloma and EIG have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are attached as exhibits to the registration statement of which this Statement of Additional Information is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

The Advisor

Triloma, an investment advisor registered with the SEC under the Advisers Act, serves as the Fund’s investment advisor. Triloma is an affiliate of Triloma Financial Group, a private investment management firm providing individuals with unique alternative investment opportunities.

For more information on the services provided by Triloma to the Fund, see “Management of the Fund” in the Prospectus.

The Investment Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Investment Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by Triloma, upon 120 days’ notice to the Fund, as applicable.

The Sub-Advisor

Triloma has engaged EIG to act as the Fund’s investment sub-advisor pursuant to the Investment Sub-Advisory Agreement. EIG has primary responsibility for the day-to-day management of the Fund’s investment portfolio. The investment process is a collaborative effort between Triloma and EIG, and the Fund benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities. EIG, an investment advisor registered with the SEC under the Advisers Act, is a Delaware limited liability company with principal offices located at 1700 Pennsylvania Ave NW, Suite 800, Washington, DC 20006. For more information regarding EIG, see “The Sub-Advisor” in the Prospectus.

The Investment Sub-Advisory Agreement may be terminated at any time, without penalty, by EIG, upon 120 days’ notice to the Fund, as applicable.

The Administrator

Pursuant to the Fund Administration Agreement, Triloma oversees the day-to-day operations of the Fund, including maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Fund’s expenses. In addition, Triloma has contracted with SEI Investments Global Funds Services (the “Sub-Administrator”) to provide certain fund administration services.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2017: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Barry L. Goff
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0

Deryck A. Harmer
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael I. Wood
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0

R. Blair Thomas
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	52	$13,879,264,281	36	$12,666,199,702
Other Accounts	11	$1,202,160,595	11	$1,202,160,595

William C. Sonneborn
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	52	$13,879,264,281	36	$12,666,199,702
Other Accounts	11	$1,202,160,595	11	$1,202,160,595

Randall S. Wade
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	52	$13,879,264,281	36	$12,666,199,702
Other Accounts	11	$1,202,160,595	11	$1,202,160,595

Rob H. Johnson
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$364,255,388	4	$285,488,343
Other Accounts	5	$1,201,498,199	5	$1,201,498,199

Compensation of Portfolio Managers

Each of Triloma Financial Group’s senior executives’ compensation, including each of the investment personnel who render services to us on behalf of Triloma, consists primarily of base pay and a discretionary bonus, profit participation, equity interest or other performance based incentive compensation. Senior executives also participate in benefit plans and programs generally available to all employees of Triloma Financial Group.

In general, the amount of the compensation will be based on a combination of factors that may include: the market levels of compensation for such position; an individual’s contribution, performance and execution of managerial responsibilities, client interactions and support of colleagues; the overall performance of Triloma including the revenues or profitability derived from the management of the Fund; and the overall performance and profitability of Triloma Financial Group.

EIG’s firm-wide compensation structure, which covers investment personnel who render services to the Fund, consists of a salary, bonus and carried interest participation.  Carry allocations and other forms of compensation are generally commensurate with the seniority and expected contribution that the respective employees make to the success of the firm and the funds it manages.

Triloma’s and EIG’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of Triloma’s and EIG’s investment committee as of December 31, 2016.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Barry L. Goff	$10,001 - $50,000
Deryck A. Harmer	$50,001 - $100,000
Michael I. Wood	$50,001 - $100,000
R. Blair Thomas	$100,001 - $500,000
William C. Sonneborn	$100,001 - $500,000
Randall S. Wade	$100,001 - $500,000
Rob H. Johnson	$50,001 - $100,000

(1)              Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, or Over $1,000,000.

Potential Conflicts of Interest

Triloma, EIG and their respective affiliates will be subject to certain conflicts of interest as a result of EIG serving as the Fund’s investment sub-adviser. These conflicts will arise primarily from the involvement of Triloma, EIG and their respective affiliates in other activities that may conflict with those of the Fund. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

The Fund may compete with certain affiliates of Triloma and EIG for investments, subjecting Triloma and EIG and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The personnel of EIG and Triloma allocate their time between identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved. Triloma, EIG and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund.

The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence Triloma and EIG in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that Triloma and EIG believe to be of benefit to the Fund). The officers, directors, members, managers and employees of Triloma or EIG may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and internal policies, or otherwise determined from time to time by Triloma or EIG.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Fund anticipates investing substantially all of its net assets in private transactions that will not involve brokerage commissions or markups. The Fund did not incur any brokerage commissions in 2015 and 2016. The Advisors have responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions or markups on such transactions. While the Advisors are primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund expects to invest normally will be purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and ask price. Sales to dealers generally will be effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

To the extent it executes securities transactions for the Fund, the Advisors will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Advisors will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Advisors determine in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Advisors may be able to supplement their research and analysis with the views and information of brokerage firms. Triloma may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to Triloma or who agree to bear the expense of capital introduction, marketing or related services by third parties.

Eligible research or brokerage services provided by brokers through which portfolio transactions for the Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services

(e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Fund and other accounts which they and their affiliates manage (collectively, “Soft Dollar Items”). Triloma and its affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of the Fund’s transactions will likely be principal transactions, the Fund will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Fund may not benefit from any significant amount of Soft Dollar Items.

The Advisors may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Advisors, as applicable, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Advisors may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Advisors may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Advisors seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell investments for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of investments available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisors are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable investments, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including Triloma, EIG or their respective affiliates). Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Advisors to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Fund may purchase securities in a placement for which affiliates of the Advisors have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of Triloma or EIG acting as principal. The Advisors are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Fund’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Fund’s declaration of trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Shares

Under the terms of the Fund’s declaration of trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Fund’s declaration of trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each Share is entitled to one vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Fund’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Fund’s declaration of trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Fund’s declaration of trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders.

The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Fund’s declaration of trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Fund’s declaration of trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.

The Fund has entered into the Investment Advisory Agreement with Triloma. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Triloma is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Triloma has also entered into the Investment Sub-Advisory Agreement with EIG. The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, EIG is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Fund’s declaration of trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Fund’s declaration of trust provides that the number of Trustees shall be no less than two and no more than 10, as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy or adjudicated incompetence. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Fund’s declaration of trust. For as long as the Fund is advised by Triloma Energy Advisors, LLC and sub-advised by EIG Credit Management Company, LLC, pursuant to an investment advisory agreement and investment sub-advisory agreement, respectively, the Board shall include one individual selected by the Advisor and one individual selected by the Sub-Advisor, subject to approval by the remaining Trustees. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Fund’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (1) with or without cause, at any meeting of Shareholders by a vote of 75% of the outstanding Shares or (2) with or without cause, by at least two-thirds (66 2/3%) of the remaining Trustees.

Action by Shareholders

The Fund’s declaration of trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Fund’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Fund’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders. Pursuant to the Fund’s declaration of trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

Pass-Through Voting on Fund Matters

Whenever the Fund is requested to vote on matters pertaining to the Fund as a shareholder, the Fund will hold a meeting of Shareholders and vote its interest in the Fund for or against such matters proportionately to the instructions to vote for or against such matters received from Shareholders. The Fund shall vote Fund Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Fund’s declaration of trust provides that Shareholders shall not be entitled to appraisal rights.

Conflict with Applicable Laws and Regulations

The Fund’s declaration of trust provides that if and to the extent that any provision of the Fund’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Fund’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to EIG. The proxy voting policies and procedures of EIG are set forth below. The guidelines are reviewed periodically by the Independent Trustees, and, accordingly, are subject to change.

Generally, client accounts being managed or advised by EIG invest in private securities (although on occasion client accounts may hold publicly traded securities). Regardless of how EIG obtains voting authority in portfolio securities (at time of acquisition or upon certain triggering events), EIG always endeavors to vote in such a way as to satisfy the goals and objectives of the particular client and pursuant to any written arrangements with a client account. Consistent with the requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”), before voting portfolio securities, EIG will follow the following procedures:

•                  EIG will consider all the relevant facts and circumstances surrounding the matter to be voted upon and any documents provided in connection with such matter, and will establish that: (i) there is a clear understanding of the vote at hand, (ii) any potential conflicts of interest are identified and communicated to the client prior to voting, and (iii) disclosure is provided as to how clients may obtain information on how their securities were voted.

•                  EIG will provide complete proxy voting policies and procedures to clients upon request.

Shareholder action may be required or solicited with respect to portfolio securities on matters including those relating to class actions (including matters relating to opting in or opting out of a class, and approving class settlements), bankruptcy or reorganizations. EIG will take all actions deemed appropriate by EIG with regard to such securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 9, 2016, the following persons are the only persons owning of record or beneficially 5% or more of the outstanding Shares of the Fund.

Name	Address	Percentage of Ownership in the Fund
EIG Separate Investments LP	1700 Pennsylvania Avenue NW, Washington DC 20006-4700	15.85%
Triloma Energy Advisors LLC	201 N New York Avenue, Suite 200, Winter Park, FL 32789-3178	11.95%

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

An independent registered certified public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has engaged PricewaterhouseCoopers LLP, located at 4040 W Boy Scout Blvd, Suite 1000, Tampa, FL 33607 to serve as the Fund’s independent registered certified public accounting firm.

LEGAL COUNSEL

The Board has engaged Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036 to serve as the Fund’s legal counsel.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the period from July 24, 2015 to December 31, 2015 and the period from January 1, 2016 to December 31, 2016, which are included in the Fund’s annual report to Shareholders and the Fund’s unaudited financial statements for the period from January 1, 2017 to June 30, 2017, which is included in the Fund’s semi-annual report to Shareholders, are incorporated herein by reference.